UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/17

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Select Managers Small Cap Value Fund

Dreyfus U.S. Equity Fund

Global Stock Fund

International Stock Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Select Managers Small Cap Value Fund

ANNUAL REPORT November 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Select Managers Small Cap Value Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Select Managers Small Cap Value Fund, covering the 12-month period from December 1, 2016 through November 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. U.S. and international stocks continued to rally in 2017 as corporate earnings grew, global economic conditions improved, and tax reform legislation appeared to make progress. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over much of 2017.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
December 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from December 1, 2016 through November 30, 2017, as provided by Keith L. Stransky and Robert B. Mayerick of EACM Advisors LLC, the fund’s Portfolio Allocation Managers

Market and Fund Performance Overview

For the 12-month period ended November 30, 2017, Dreyfus Select Managers Small Cap Value Fund’s Class A, Class C, Class I, and Class Y shares at NAV produced total returns of 16.74%, 15.89%, 17.14%, and 17.15%, respectively.1 In comparison, the Russell 2000® Value Index (the “Index”), the fund’s benchmark, returned 13.37% for the same period.2

Small-cap stocks produced robust gains during the reporting period amid improving economic fundamentals, rising corporate earnings, and business-friendly political developments. The fund outperformed its benchmark, primarily due to favorable results from the industrials and materials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of small-cap companies.

The fund uses a “multi-manager” approach by selecting various subadvisers to manage its assets. We may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

The fund’s assets are currently allocated to six subadvisers, each acting independently of one another and using its own methodology to select portfolio investments. As of the end of the reporting period approximately 4% of the fund’s assets were under the management of Thompson, Siegel, and Walmsley LLC, which employs a combination of quantitative and qualitative security selection methods based on a proprietary four-factor valuation model; approximately 24% of the fund’s assets were under the management of Walthausen & Co., LLC, which uses a proprietary valuation model to identify companies that are trading at a discount to their intrinsic values; approximately 14% of the fund’s assets were under the management of Neuberger Berman Investment Advisers LLC, which uses fundamental analysis and a bottom-up stock selection process to identify publicly traded small-cap companies selling at a material discount to their intrinsic value; approximately 17% of the fund’s assets were under the management of Kayne Anderson Rudnick Investment Management, LLC, which employs a fundamental, bottom-up, research-driven investment process in seeking to identify high-quality companies whose securities are trading at attractive valuations; approximately 25% of the fund’s assets were under the management of Channing Capital Management, LLC, which employs intensive, fundamental, bottom-up research to identify high-quality companies that represent value opportunities; and approximately 16% of the fund’s assets were allocated to Eastern Shore Capital Management, which focuses on identifying companies with quality fundamentals that are trading at attractive valuations. The percentages of the fund’s assets allocated to the various subadvisers can change over time, within ranges described in the prospectus.

Improving Economic Trends Boosted Small-Cap Stocks

The unexpected result of the 2016 presidential election energized equity markets early in the reporting period as investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending. In 2017, encouraging economic data—including a declining unemployment rate and rising corporate earnings—drove stocks across all capitalization ranges to a series of new highs. U.S. stocks were further bolstered over

3

DISCUSSION OF FUND PERFORMANCE (continued)

the last few months of the reporting period, when tax reform legislation made progress toward enactment. This environment proved especially favorable for growth-oriented companies, which outperformed their value-oriented counterparts. While small-cap stocks produced double-digit returns, they generally trailed large- and mid-cap stocks.

Strong Stock Selections Bolstered Fund Returns

The fund achieved higher returns than the Index over the reporting period due to above-average results in 9 of the Index’s 11 market sectors. Results were particularly strong in the industrials sector. Most notably, pumps and spray equipment producer Graco advanced sharply after reporting consecutive quarters of double-digit sales growth, and industrial and aerospace parts maker RBC Bearings benefited from robust demand for its products from a major U.S. aircraft manufacturer. In the materials sector, favorable stock selections included specialty chemicals company Ferro, where investors responded positively to several accretive acquisitions. In addition, polymer maker PolyOne reported record quarterly earnings.

In contrast, the fund’s relative performance was undermined to a degree by underweighted exposure to the utilities sector. Disappointments among individual stocks included Vista Outdoor, which struggled with sluggish firearms sales, and SeaWorld Parks & Entertainment, which encountered declining theme park attendance.

Adjustments to the Roster of Subadvisers

In May 2017, we eliminated Lombardia Capital Partners from the fund’s roster of subadvisers.

Looking forward, we are optimistic that the U.S. economy will continue to expand, and that corporate earnings will continue to grow. Due to their focus on domestic sources of revenue, small-cap companies may be particularly well positioned to benefit from lower U.S. corporate tax rates. However, in the wake of 2017’s robust stock market returns, we believe that market gains will be more modest over the months ahead.

December 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through March 31, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Select Managers Small Cap Value Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell 2000® Value Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Select Managers Small Cap Value Fund on 12/17/08 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 11/30/17
	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	12/17/08	10.01%	12.12%	13.99%
without sales charge	12/17/08	16.74%	13.46%	14.74%
Class C shares
with applicable redemption charge†	12/17/08	14.89%	12.63%	13.91%
without redemption	12/17/08	15.89%	12.63%	13.91%
Class I shares	12/17/08	17.14%	13.84%	15.12%
Class Y shares	7/1/13	17.15%	14.02%††	15.06%††
Russell 2000® Value Index	12/31/08	13.37%	14.16%	13.60%†††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

††† For comparative purposes, the value of the Index as of 12/31/08 is used as the beginning value on 12/17/08.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Small Cap Value Fund from June 1, 2017 to November 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.83	$10.81	$5.02	$4.92
Ending value (after expenses)	$1,129.40	$1,124.80	$1,131.20	$1,131.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.48	$10.25	$4.76	$4.66
Ending value (after expenses)	$1,018.65	$1,014.89	$1,020.36	$1,020.46

† Expenses are equal to the fund’s annualized expense ratio of 1.28% for Class A, 2.03% for Class C, .94% for Class I and .92% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

November 30, 2017

Description	Shares		Value ($)
Common Stocks - 97.2%
Automobiles & Components - 2.6%
Dana	36,580		1,208,603
Gentherm	9,700	[a]	349,200
Goodyear Tire & Rubber	55,930		1,810,454
Horizon Global	143,220	[a]	2,019,402
LCI Industries	13,965		1,828,019
Motorcar Parts of America	12,900	[a]	336,174
Stoneridge	119,230	[a]	2,720,829
Thor Industries	53,200		8,168,860
Visteon	14,090	[a]	1,855,512
Winnebago Industries	84,800		4,642,800
			24,939,853
Banks - 13.1%
Banc of California	311,501		7,024,348
Bancorp	48,000	[a]	464,160
Bank of Hawaii	90,540		7,685,035
BankUnited	38,470		1,432,238
Banner	112,860		6,499,607
BofI Holding	19,200	[a]	530,688
Boston Private Financial Holdings	37,400		611,490
Brookline Bancorp	175,040		2,818,144
Bryn Mawr Bank	50,990		2,251,208
Camden National	20,790		949,895
Centerstate Banks	341,608		9,267,825
City Holding	27,340		1,947,155
CoBiz Financial	13,980		296,096
Columbia Banking System	68,285		3,147,938
Commerce Bancshares	30,473		1,725,387
Community Bank System	32,535		1,801,788
Customers Bancorp	25,790	[a]	698,909
CVB Financial	75,170		1,848,430
Eagle Bancorp	99,166	[a]	6,559,831
Essent Group	81,100	[a]	3,588,675
First Bancorp	12,575		476,593
First Busey	21,750		692,303
First Financial Bancorp	69,160		1,960,686
First Financial Bankshares	89,480		4,245,826
Great Southern Bancorp	35,810		1,935,531
Heartland Financial USA	44,060		2,225,030
HomeStreet	24,800	[a]	756,400
Huntington Bancshares	130,580		1,880,352
Independent Bank	36,640		2,663,728

8

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Banks - 13.1% (continued)
Investors Bancorp	133,740		1,908,470
Lakeland Financial	43,820		2,220,798
MB Financial	172,058		8,009,300
Nationstar Mortgage Holdings	26,900	[a]	486,083
Pinnacle Financial Partners	37,525		2,576,091
Popular	8,600		304,096
Provident Financial Services	68,180		1,864,041
Radian Group	25,100		514,299
Republic First Bancorp	43,200	[a]	408,240
Simmons First National, Cl. A	11,100		642,690
South State	78,910		7,263,665
Southside Bancshares	55,593		2,012,467
Stock Yards Bancorp	48,325		1,923,335
TCF Financial	95,550		1,940,621
Texas Capital Bancshares	109,190	[a]	9,865,316
TriCo Bancshares	61,440		2,582,323
Wintrust Financial	42,270		3,544,339
			126,051,470
Capital Goods - 15.5%
AAON	25,990		947,336
AAR	50,820		2,113,096
Actuant, Cl. A	44,385		1,171,764
Aerojet Rocketdyne Holdings	90,710	[a]	2,856,458
Aerovironment	32,950	[a]	1,501,861
Albany International, Cl. A	35,700		2,309,790
Allied Motion Technologies	41,408		1,321,329
American Woodmark	30,371	[a]	3,024,952
Apogee Enterprises	13,900		695,417
Atkore International Group	119,255	[a]	2,537,746
Babcock & Wilcox Enterprises	109,900	[a]	516,530
Columbus McKinnon	76,460		3,053,812
Comfort Systems USA	11,100		476,745
Dycom Industries	5,600	[a]	601,272
EMCOR Group	26,090		2,107,289
EnerSys	7,400		511,266
Engility Holdings	14,100	[a]	411,579
Franklin Electric	134,184		6,212,719
FreightCar America	86,250		1,446,413
GATX	26,780		1,691,157
Graco	36,650		4,822,773
Great Lakes Dredge and Dock	375,460	[a]	1,877,300
Harsco	70,400	[a]	1,270,720
Hexcel	125,625		7,788,750

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Capital Goods - 15.5% (continued)
Hillenbrand	182,077		8,293,607
Houston Wire & Cable	82,830	[a]	563,244
ITT	75,100		4,070,420
John Bean Technologies	69,309		8,299,753
KBR	109,140		2,046,375
Kennametal	46,345		2,160,604
KEYW Holding	196,630	[a]	1,079,499
Lincoln Electric Holdings	34,420		3,137,039
Manitowoc Company	30,013	[a]	1,205,902
Mercury Systems	31,890	[a]	1,664,339
Meritor	31,610	[a]	789,618
Milacron Holdings	226,787	[a]	3,998,255
Miller Industries	38,120		1,063,548
Moog, Cl. A	19,340	[a]	1,626,687
MRC Global	22,838	[a]	358,785
NCI Building Systems	21,100	[a]	352,370
Nexeo Solutions	222,390	[a]	1,763,553
Ply Gem Holdings	90,610	[a]	1,612,858
Primoris Services	40,030		1,120,440
RBC Bearings	52,900	[a]	7,059,505
Regal Beloit	28,500		2,193,075
Rexnord	275,657	[a]	6,869,372
Simpson Manufacturing	30,390		1,822,488
SiteOne Landscape Supply	105,790	[a]	7,910,976
Snap-on	11,040		1,870,507
Spirit AeroSystems Holdings, Cl. A	30,810		2,595,742
Standex International	22,545		2,412,315
Teledyne Technologies	11,740	[a]	2,186,458
Textainer Group Holdings	23,000	[a]	527,850
The Greenbrier Companies	19,910		995,500
Triumph Group	135,110		4,174,899
Tutor Perini	115,960	[a]	2,922,192
Twin Disc	32,980	[a]	926,738
Valmont Industries	7,400		1,278,720
Wabash National	88,320		1,779,648
Watsco	29,830		4,996,525
			148,997,480
Commercial & Professional Services - 4.9%
ABM Industries	181,909		7,785,705
Casella Waste Systems, Cl. A	150,430	[a]	3,207,168
Clean Harbors	32,000	[a]	1,723,520
Covanta Holding	137,940		2,096,688
Deluxe	23,400		1,663,740

10

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Commercial & Professional Services - 4.9% (continued)
Heritage-Crystal Clean	116,170	[a]	2,224,655
Interface	110,890		2,766,705
Kelly Services, Cl. A	26,600		775,390
Kimball International, Cl. B	78,550		1,456,317
Matthews International, Cl. A	85,286		4,831,452
McGrath RentCorp	92,750		4,433,450
MSA Safety	92,945		7,993,270
Navigant Consulting	26,900	[a]	516,211
SP Plus	9,900	[a]	388,080
Steelcase, Cl. A	103,340		1,570,768
UniFirst	14,400		2,354,400
US Ecology	30,947		1,592,223
Viad	4,650		267,840
			47,647,582
Consumer Durables & Apparel - 2.6%
Bassett Furniture Industries	32,850		1,261,440
Carter's	19,100		2,068,912
Crocs	76,870	[a]	840,189
CSS Industries	44,240		1,205,540
Deckers Outdoor	26,100	[a]	1,950,453
LGI Homes	25,675	[a]	1,802,642
M.D.C. Holdings	47,243		1,692,244
M/I Homes	78,540	[a]	2,843,933
Malibu Boats, Cl. A	55,045	[a]	1,720,707
Steven Madden	42,900	[a]	1,833,975
TRI Pointe Group	112,275	[a]	2,034,423
Under Armour, Cl. C	58,400	[a]	696,712
Unifi	76,020	[a]	2,777,771
Vista Outdoor	175,860	[a]	2,534,143
			25,263,084
Consumer Services - 1.5%
Bloomin' Brands	27,600		592,572
Cheesecake Factory	145,100		7,115,704
Dave & Buster's Entertainment	5,100	[a]	270,453
Marriott Vacations Worldwide	11,815		1,586,164
Red Robin Gourmet Burgers	7,900	[a]	413,960
SeaWorld Entertainment	334,900	[a]	3,935,075
The Stars Group	23,900	[a]	544,920
			14,458,848
Diversified Financials - 4.0%
Artisan Partners Asset Management, Cl. A	345,650		13,653,175
Cannae Holdings	121,460	[a]	2,211,787

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Diversified Financials - 4.0% (continued)
Cowen Group, Cl. A	22,350	[a]	333,015
Evercore Partners, Cl. A	91,064		7,908,908
FirstCash	71,410		4,813,034
Green Dot, Cl. A	6,900	[a]	426,420
OM Asset Management	116,200		1,905,680
Stifel Financial	135,608		7,626,594
			38,878,613
Energy - 3.9%
Basic Energy Services	18,100	[a]	404,897
Callon Petroleum	483,585	[a]	5,338,778
Core Laboratories	55,530		5,594,647
Delek US Holdings	16,100		534,842
Energen	32,250	[a]	1,820,835
Era Group	128,970	[a]	1,423,829
Forum Energy Technologies	48,845	[a]	693,599
Halcon Resources	383,710	[a]	2,720,504
ION Geophysical	12,524	[a]	164,691
Laredo Petroleum	324,334	[a]	3,467,130
McDermott International	129,320	[a]	938,863
Oasis Petroleum	121,180	[a]	1,239,671
Oil States International	157,420	[a]	3,746,596
Overseas Shipholding Group, Cl. A	216,990	[a]	633,611
PDC Energy	13,780	[a]	633,191
Ring Energy	44,100	[a]	625,338
RPC	71,710		1,723,908
SEACOR Holdings	88,510	[a]	4,235,203
SilverBow Resources	34,180	[a]	773,835
TETRA Technologies	163,290	[a]	656,426
			37,370,394
Exchange-Traded Funds - 1.2%
iShares Russell 2000 ETF	77,274		11,873,150
Food & Staples Retailing - .4%
Andersons	58,200		1,879,860
Casey's General Stores	5,500		664,125
Chefs' Warehouse	23,700	[a]	479,925
United Natural Foods	12,400	[a]	595,448
			3,619,358
Food, Beverage & Tobacco - 1.8%
Darling Ingredients	241,400	[a]	4,333,130
Hain Celestial Group	10,300	[a]	423,330
Hostess Brands	82,228	[a]	1,156,126
Landec	147,480	[a]	1,843,500
MGP Ingredients	28,800		2,141,280

12

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Food, Beverage & Tobacco - 1.8% (continued)
National Beverage	62,493		6,819,236
TreeHouse Foods	17,200	[a]	791,544
			17,508,146
Health Care Equipment & Services - 2.9%
Acadia Healthcare	30,800	[a]	980,364
Accuray	250,890	[a]	1,292,084
Addus HomeCare	37,520	[a]	1,249,416
Allscripts Healthcare Solutions	182,860	[a]	2,614,898
AMN Healthcare Services	10,775	[a]	540,905
Analogic	17,200		1,424,160
Anika Therapeutics	103,094	[a]	5,682,541
AtriCure	43,400	[a]	802,900
BioTelemetry	25,700	[a]	745,300
Envision Healthcare	31,400	[a]	1,002,602
Haemonetics	24,300	[a]	1,404,540
HealthSouth	34,260		1,711,287
LHC Group	33,220	[a]	2,184,879
Molina Healthcare	17,900	[a]	1,400,496
Natus Medical	37,240	[a]	1,491,462
OraSure Technologies	3,900	[a]	64,545
Patterson	94,550		3,455,802
Tivity Health	10,000	[a]	368,000
			28,416,181
Household & Personal Products - .6%
Central Garden & Pet	58,240	[a]	2,308,051
Orchids Paper Products	50,410		686,080
WD-40	26,380		3,149,772
			6,143,903
Insurance - 3.2%
American Financial Group	17,700		1,859,562
AMERISAFE	27,270		1,790,276
Argo Group International Holdings	6,750		413,438
Federated National Holding	17,100		231,192
Greenlight Capital Re, Cl. A	22,600	[a]	500,590
Horace Mann Educators	147,450		6,885,915
James River Group Holdings	11,500		465,520
MBIA	43,500	[a]	366,270
Navigators Group	72,640		3,740,960
Primerica	98,946		10,290,384
RLI	62,200		3,715,206
Stewart Information Services	11,900		479,927
			30,739,240

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Materials - 6.5%
American Vanguard	123,480		2,457,252
Ampco-Pittsburgh	56,000		800,800
AptarGroup	20,650		1,825,667
Avery Dennison	47,450		5,414,994
Cleveland-Cliffs	188,930	[a]	1,258,274
Commercial Metals	75,610		1,500,102
Compass Minerals International	7,400		516,150
Crown Holdings	53,710	[a]	3,208,098
Eagle Materials	13,150		1,471,880
Ferro	139,720	[a]	3,541,902
Ferroglobe	42,850		699,312
Ingevity	136,174	[a]	10,838,089
Kaiser Aluminum	37,647		3,646,488
Materion	47,360		2,315,904
Mercer International	185,747		2,628,320
PolyOne	199,364		9,212,610
Scotts Miracle-Gro	63,690		6,298,941
Stepan	23,170		1,925,659
Summit Materials, Cl. A	49,475	[a]	1,521,851
Westlake Chemical	18,400		1,801,912
			62,884,205
Media - 1.7%
AMC Entertainment Holdings, Cl. A	24,700		351,975
Cinemark Holdings	144,700		5,225,117
John Wiley & Sons, Cl. A	33,230		1,965,554
Loral Space & Communications	34,590	[a]	1,615,353
Meredith	95,477		6,506,758
MSG Networks	38,000	[a]	678,300
New Media Investment Group	22,541		391,312
			16,734,369
Pharmaceuticals, Biotechnology & Life Sciences - 3.0%
ACADIA Pharmaceuticals	40,710	[a]	1,231,478
Aerie Pharmaceuticals	37,700	[a]	2,422,225
AnaptyBio	11,620		976,661
Charles River Laboratories International	87,181	[a]	9,084,260
Clovis Oncology	24,110	[a]	1,515,796
Esperion Therapeutics	14,095	[a]	866,983
FibroGen	25,365	[a]	1,204,838
Fluidigm	248,625	[a]	1,479,319
Impax Laboratories	58,400	[a]	972,360
INC Research Holdings, Cl. A	4,600	[a]	176,180
Insmed	38,825	[a]	1,210,952
Intersect ENT	39,400	[a]	1,203,670

14

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 3.0% (continued)
Juno Therapeutics	17,010	[a]	929,086
Lannett	13,200	[a]	349,140
Luminex	65,900		1,407,624
NanoString Technologies	58,200	[a]	445,230
Neurocrine Biosciences	18,900	[a]	1,358,721
Paratek Pharmaceuticals	67,945	[a]	1,280,763
Portola Pharmaceuticals	12,160	[a]	617,120
			28,732,406
Real Estate - 5.2%
Alexander & Baldwin	26,620	[b]	773,577
Columbia Property Trust	17,000	[b]	387,090
CoreCivic	15,000	[b]	352,650
Corporate Office Properties Trust	210,685	[b]	6,392,183
Education Realty Trust	163,526	[b]	5,980,146
Equity Commonwealth	20,900	[a,b]	628,254
Gramercy Property Trust	96,008	[b]	2,738,148
Healthcare Realty Trust	141,503	[b]	4,637,053
HFF, Cl. A	125,500		5,665,070
InfraREIT	44,600	[b]	941,952
MGM Growth Properties, Cl. A	188,220	[b]	5,511,082
Physicians Realty Trust	65,760	[b]	1,175,131
RE/MAX Holdings, Cl. A	111,850		5,967,197
Retail Opportunity Investments	32,300	[b]	632,111
Rexford Industrial Realty	96,135	[b]	3,015,755
RLJ Lodging Trust	31,263	[b]	677,782
Spirit Realty Capital	41,300	[b]	352,702
Terreno Realty	90,185	[b]	3,390,956
Uniti Group	58,000	[b]	933,800
			50,152,639
Retailing - .6%
American Eagle Outfitters	26,300		422,904
Boot Barn Holdings	23,150	[a]	342,852
Express	71,470	[a]	696,118
Finish Line, Cl. A	17,700		190,983
New York & Co.	64,180	[a]	153,390
Office Depot	207,888		679,794
Sally Beauty Holdings	185,450	[a]	3,161,922
The Michaels Companies	24,200	[a]	522,720
			6,170,683
Semiconductors & Semiconductor Equipment - 4.5%
Advanced Energy Industries	20,355	[a]	1,526,014
Amkor Technology	370,240	[a]	3,913,437

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Semiconductors & Semiconductor Equipment - 4.5% (continued)
Cabot Microelectronics	26,925		2,593,416
CEVA	24,530	[a]	1,165,175
Cypress Semiconductor	117,565		1,882,216
Entegris	120,900		3,663,270
FormFactor	46,050	[a]	755,220
Integrated Device Technology	38,830	[a]	1,168,395
MACOM Technology Solutions Holdings	60,700	[a]	1,978,213
MaxLinear	50,725	[a]	1,339,647
Mellanox Technologies	46,790	[a]	2,765,289
Microsemi	156,445	[a]	8,268,118
MKS Instruments	9,705		915,182
Monolithic Power Systems	20,670		2,446,294
Rambus	185,980	[a]	2,752,504
Semtech	15,700	[a]	534,585
Silicon Laboratories	37,265	[a]	3,394,841
Veeco Instruments	61,500	[a]	993,225
Versum Materials	31,315		1,202,496
			43,257,537
Software & Services - 5.8%
8x8	74,210	[a]	1,046,361
ACI Worldwide	19,000	[a]	434,720
Acxiom	79,500	[a]	2,166,375
American Software, Cl. A	191,300		2,469,683
Blackbaud	10,020		986,469
Blackhawk Network Holdings	11,300	[a]	415,275
Booz Allen Hamilton Holdings	173,024		6,694,299
CACI International, Cl. A	3,400	[a]	448,630
Cass Information Systems	73,018		4,973,256
Conduent	43,300		660,758
CoreLogic	70,030	[a]	3,054,008
DST Systems	64,810		4,055,810
ExlService Holdings	36,600	[a]	2,246,508
Fair Isaac	12,525		1,967,176
FireEye	129,700	[a]	1,833,958
InterXion Holding	22,235	[a]	1,283,627
Jack Henry & Associates	38,770		4,470,956
Manhattan Associates	56,300	[a]	2,496,905
MAXIMUS	23,795		1,643,759
Nuance Communications	165,550	[a]	2,572,647
Pegasystems	34,135		1,722,111
Seachange International	134,920	[a]	361,586
TiVo	148,629		2,645,596

16

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Software & Services - 5.8% (continued)
Unisys	71,300	[a]	552,575
VASCO Data Security International	45,600	[a]	611,040
Verint Systems	84,168	[a]	3,682,356
			55,496,444
Technology Hardware & Equipment - 7.0%
Anixter International	73,460	[a]	5,252,390
Badger Meter	118,350		5,491,440
Belden	90,516		7,665,800
Ciena	213,230	[a]	4,637,752
Cognex	30,360		4,206,985
Diebold	65,400		1,255,680
Electronics For Imaging	135,610	[a]	4,171,364
Finisar	14,200	[a]	284,142
II-VI	20,430	[a]	968,382
Infinera	221,220	[a]	1,601,633
Itron	23,330	[a]	1,503,619
Kimball Electronics	50,970	[a]	1,062,725
Littelfuse	43,728		8,872,411
Lumentum Holdings	10,855	[a]	586,713
Maxwell Technologies	107,600	[a]	598,256
Methode Electronics	9,200		433,320
Mitel Networks	60,200	[a]	470,764
Novanta	40,395	[a]	1,943,000
OSI Systems	19,010	[a]	1,647,407
Quantum	40,503	[a]	210,211
Ribbon Communications	125,300	[a]	973,581
Rogers	40,925	[a]	6,593,017
Super Micro Computer	7,900	[a]	174,195
VeriFone Systems	80,360	[a]	1,393,442
Viavi Solutions	113,700	[a]	1,065,369
Vishay Intertechnology	204,200		4,471,980
			67,535,578
Telecommunication Services - .5%
ARRIS International	102,380	[a]	3,068,329
Oclaro	127,905	[a]	910,684
Vonage Holdings	67,000	[a]	682,060
			4,661,073
Transportation - 1.9%
Air Transport Services Group	23,200	[a]	562,600
Avis Budget Group	87,900	[a]	3,348,990
Danaos	113,801	[a]	176,392
Hawaiian Holdings	29,795		1,285,654
Heartland Express	98,160		2,241,974

17

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 97.2% (continued)
Transportation - 1.9% (continued)
Hertz Global Holdings		56,800	[a]	1,076,360
Hub Group, Cl. A		42,720	[a]	2,042,016
Landstar System		46,840		4,833,888
Ryder System		23,970		1,977,046
YRC Worldwide		33,300	[a]	410,256
				17,955,176
Utilities - 2.3%
ALLETE		87,556		7,048,258
Atlantic Power		403,600	[a]	1,029,180
Black Hills		19,725		1,154,110
Dynegy		104,820	[a]	1,271,467
NorthWestern		31,380		2,016,479
Ormat Technologies		31,050		2,035,327
Portland General Electric		10,600		526,184
SJW Group		16,010		1,090,761
Spire		76,448		6,287,848
				22,459,614
Total Common Stocks (cost $719,239,342)				937,947,026
	Preferred Dividend Yield (%)
Preferred Stocks - .1%
Utilities - .1%
Dynegy (cost $828,168)	7.00	8,100		663,714

18

Description	Shares	Value ($)
Master Limited Partnerships - .2%
Materials - .2%
Ciner Resources LP (cost $1,934,135)	71,020	1,846,520
Total Investments (cost $722,001,645)	97.5%	940,457,260
Cash and Receivables (Net)	2.5%	23,977,086
Net Assets	100.0%	964,434,346

ETF—Exchange-Traded Fund

LP—Limited Partnership

a Non-income producing security.

b Investment in real estate investment trust.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	15.5
Banks	13.1
Technology Hardware & Equipment	7.0
Materials	6.7
Software & Services	5.8
Real Estate	5.2
Commercial & Professional Services	4.9
Semiconductors & Semiconductor Equipment	4.5
Diversified Financials	4.0
Energy	3.9
Insurance	3.2
Pharmaceuticals, Biotechnology & Life Sciences	3.0
Health Care Equipment & Services	2.9
Consumer Durables & Apparel	2.6
Automobiles & Components	2.6
Utilities	2.4
Transportation	1.9
Food, Beverage & Tobacco	1.8
Media	1.7
Consumer Services	1.5
Exchange-Traded Funds	1.2
Retailing	.6
Household & Personal Products	.6
Telecommunication Services	.5
Food & Staples Retailing	.4
97.5

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 11/30/16($)	Purchases($)	Sales($)	Value 11/30/17($)	Net Assets(%)	Dividend/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	44,491,930	112,261,543	156,753,473	-	-	-

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	722,001,645	940,457,260
Cash		23,432,971
Dividends receivable		1,177,403
Receivable for investment securities sold		865,870
Receivable for shares of Common Stock subscribed		174,316
Prepaid expenses		40,000
		966,147,820
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		710,111
Payable for shares of Common Stock redeemed		529,620
Payable for investment securities purchased		424,351
Accrued expenses		49,392
		1,713,474
Net Assets ($)		964,434,346
Composition of Net Assets ($):
Paid-in capital		696,033,789
Accumulated undistributed investment income—net		2,098,765
Accumulated net realized gain (loss) on investments		47,846,177
Accumulated net unrealized appreciation (depreciation) on investments		218,455,615
Net Assets ($)		964,434,346

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,076,370	179,058	20,566,144	942,612,774
Shares Outstanding	40,707	7,305	764,568	35,065,036
Net Asset Value Per Share ($)	26.44	24.51	26.90	26.88

See notes to financial statements.

21

STATEMENT OF OPERATIONS

Year Ended November 30, 2017

Investment Income ($):
Income:
Cash dividends (net of $20,387 foreign taxes withheld at source):	11,111,591
Income from securities lending—Note 1(b)	67,361
Interest	36,671
Total Income	11,215,623
Expenses:
Management fee—Note 3(a)	7,885,229
Custodian fees—Note 3(c)	94,830
Professional fees	78,672
Directors’ fees and expenses—Note 3(d)	71,595
Registration fees	65,648
Loan commitment fees—Note 2	20,501
Shareholder servicing costs—Note 3(c)	17,513
Prospectus and shareholders’ reports	10,947
Distribution fees—Note 3(b)	1,059
Miscellaneous	45,229
Total Expenses	8,291,223
Less—reduction in expenses due to undertaking—Note 3(a)	(2,751)
Less—reduction in fees due to earnings credits—Note 3(c)	(95,019)
Net Expenses	8,193,453
Investment Income—Net	3,022,170
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	58,246,633
Net unrealized appreciation (depreciation) on investments	79,302,411
Net Realized and Unrealized Gain (Loss) on Investments	137,549,044
Net Increase in Net Assets Resulting from Operations	140,571,214

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2017	2016
Operations ($):
Investment income—net	3,022,170	5,610,707
Net realized gain (loss) on investments	58,246,633	2,615,355
Net unrealized appreciation (depreciation) on investments	79,302,411	73,045,996
Net Increase (Decrease) in Net Assets Resulting from Operations	140,571,214	81,272,058
Distributions to Shareholders from ($):
Investment income—net:
Class A	(7,955)	(10,849)
Class C	-	(486)
Class I	(90,920)	(163,839)
Class Y	(4,801,162)	(6,023,956)
Net realized gain on investments:
Class A	-	(128,302)
Class C	-	(11,442)
Class I	-	(1,168,278)
Class Y	-	(41,663,842)
Total Distributions	(4,900,037)	(49,170,994)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	308,464	1,024,818
Class C	144,349	83,761
Class I	33,684,999	8,264,635
Class Y	121,035,115	154,636,213
Distributions reinvested:
Class A	7,904	138,319
Class C	-	11,928
Class I	66,130	1,106,332
Class Y	1,003,913	22,051,492
Cost of shares redeemed:
Class A	(2,287,934)	(591,197)
Class C	(129,509)	(103,950)
Class I	(32,585,103)	(13,564,082)
Class Y	(109,058,287)	(182,484,555)
Increase (Decrease) in Net Assets from Capital Stock Transactions	12,190,041	(9,426,286)
Total Increase (Decrease) in Net Assets	147,861,218	22,674,778
Net Assets ($):
Beginning of Period	816,573,128	793,898,350
End of Period	964,434,346	816,573,128
Undistributed investment income—net	2,098,765	4,544,686

23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	12,963	47,423
Shares issued for distributions reinvested	338	7,183
Shares redeemed	(98,557)	(30,854)
Net Increase (Decrease) in Shares Outstanding	(85,256)	23,752
Class C
Shares sold	6,343	4,187
Shares issued for distributions reinvested	-	661
Shares redeemed	(5,932)	(5,383)
Net Increase (Decrease) in Shares Outstanding	411	(535)
Class Ia
Shares sold	1,411,692	405,648
Shares issued for distributions reinvested	2,791	56,690
Shares redeemed	(1,363,437)	(676,014)
Net Increase (Decrease) in Shares Outstanding	51,046	(213,676)
Class Ya
Shares sold	5,007,689	7,945,166
Shares issued for distributions reinvested	42,413	1,131,218
Shares redeemed	(4,515,176)	(9,034,721)
Net Increase (Decrease) in Shares Outstanding	534,926	41,663

[a]

During the period ended November 30, 2017, 2,341 Class A shares representing $54,700 were exchanged for 2,309 Class Y shares, 12,660 Class A shares representing $292,138 were exchanged for 12,475 Class I shares and 430,253 Class Y shares representing $10,473,715 were exchanged for 429,977 Class I shares. During the period ended November 30, 2016, 123,160 Class Y shares representing $2,483,907 were exchanged for 123,076 Class I shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	22.72	22.02	24.89	26.25	19.62
Investment Operations:
Investment income—net[a]	.00[b]	.09	.07	.01	.06
Net realized and unrealized gain (loss) on investments	3.79	2.02	(.02)	.84	7.57
Total from Investment Operations	3.79	2.11	.05	.85	7.63
Distributions:
Dividends from investment income—net	(.07)	(.11)	(.00)[b]	(.08)	(.00)[b]
Dividends from net realized gain on investments	-	(1.30)	(2.92)	(2.13)	(1.00)
Total Distributions	(.07)	(1.41)	(2.92)	(2.21)	(1.00)
Net asset value, end of period	26.44	22.72	22.02	24.89	26.25
Total Return (%)[c]	16.74	10.72	.01	3.35	40.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30	1.30	1.29	1.31	1.33
Ratio of net expenses to average net assets	1.28	1.30	1.29	1.30	1.30
Ratio of net investment income to average net assets	.01	.44	.31	.02	.25
Portfolio Turnover Rate	67.90	66.57	65.39	104.22	68.30
Net Assets, end of period ($ x 1,000)	1,076	2,862	2,250	2,015	1,516

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	21.15	20.68	23.70	25.19	19.00
Investment Operations:
Investment (loss)—net[a]	(.16)	(.07)	(.09)	(.20)	(.10)
Net realized and unrealized gain (loss) on investments	3.52	1.90	(.01)	.84	7.29
Total from Investment Operations	3.36	1.83	(.10)	.64	7.19
Distributions:
Dividends from investment income—net	-	(.06)	–	–	–
Dividends from net realized gain on investments	-	(1.30)	(2.92)	(2.13)	(1.00)
Total Distributions	-	(1.36)	(2.92)	(2.13)	(1.00)
Net asset value, end of period	24.51	21.15	20.68	23.70	25.19
Total Return (%)[b]	15.89	9.94	(.72)	2.60	39.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.31	2.33	2.42	2.22	2.16
Ratio of net expenses to average net assets	2.04	2.05	2.04	2.05	2.06
Ratio of net investment (loss) to average net assets	(.74)	(.39)	(.47)	(.83)	(.48)
Portfolio Turnover Rate	67.90	66.57	65.39	104.22	68.30
Net Assets, end of period ($ x 1,000)	179	146	154	55	231

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

26

	Year Ended November 30,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	23.09	22.36	25.22	26.55	19.84
Investment Operations:
Investment income—net[a]	.07	.15	.14	.08	.14
Net realized and unrealized gain (loss) on investments	3.87	2.06	(.03)	.87	7.65
Total from Investment Operations	3.94	2.21	.11	.95	7.79
Distributions:
Dividends from investment income—net	(.13)	(.18)	(.05)	(.15)	(.08)
Dividends from net realized gain on investments	-	(1.30)	(2.92)	(2.13)	(1.00)
Total Distributions	(.13)	(1.48)	(2.97)	(2.28)	(1.08)
Net asset value, end of period	26.90	23.09	22.36	25.22	26.55
Total Return (%)	17.14	11.09	.26	3.72	41.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.99	.97	.95	.95
Ratio of net expenses to average net assets	.98	.99	.97	.95	.95
Ratio of net investment income to average net assets	.29	.75	.62	.31	.60
Portfolio Turnover Rate	67.90	66.57	65.39	104.22	68.30
Net Assets, end of period ($ x 1,000)	20,566	16,478	20,731	20,403	706,606

a Based on average shares outstanding..

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	23.08	22.35	25.21	26.54	22.76
Investment Operations:
Investment income—net[b]	.08	.16	.15	.12	.02
Net realized and unrealized gain (loss) on investments	3.86	2.06	(.03)	.83	3.76
Total from Investment Operations	3.94	2.22	.12	.95	3.78
Distributions:
Dividends from investment income—net	(.14)	(.19)	(.06)	(.15)	-
Dividends from net realized gain on investments	-	(1.30)	(2.92)	(2.13)	-
Total Distributions	(.14)	(1.49)	(2.98)	(2.28)	-
Net asset value, end of period	26.88	23.08	22.35	25.21	26.54
Total Return (%)	17.15	11.13	.31	3.71	16.61[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.95	.95	.95	1.01[d]
Ratio of net expenses to average net assets	.93	.95	.95	.95	.99[d]
Ratio of net investment income to average net assets	.35	.79	.65	.45	.07[d]
Portfolio Turnover Rate	67.90	66.57	65.39	104.22	68.30
Net Assets, end of period ($ x 1,000)	942,613	797,087	770,763	747,120	1

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Small Cap Value Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Thompson, Siegel and Walmsley, LLC (“TS&W”), Walthausen & Co., LLC (“Walthausen”), Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), Channing Capital Management, LLC (“Channing”) and Eastern Shore Capital Management (“Eastern Shore”) serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

Effective May 1, 2017, the Company’s Board of Directors (the “Board”) voted to terminate the fund’s sub-investment advisory agreement with Lombardia Capital Partners, LLC.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increased from 400 million to 500 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

29

NOTES TO FINANCIAL STATEMENTS (continued)

on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

30

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which

31

NOTES TO FINANCIAL STATEMENTS (continued)

the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	920,325,870	-	-	920,325,870
Equity Securities - Domestic Preferred Stocks†	663,714	-	-	663,714
Equity Securities - Foreign Common Stocks†	5,748,006	-	-	5,748,006
Exchange-Traded Funds	11,873,150	-	-	11,873,150
Master Limited Partnerships†	1,846,520	-	-	1,846,520

† See Statement of Investments for additional detailed categorizations.

At November 30, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

32

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2017, The Bank of New York Mellon earned $15,178 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

33

NOTES TO FINANCIAL STATEMENTS (continued)

tax expense in the Statement of Operations. During the period ended November 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,722,060, undistributed capital gains $43,154,175 and unrealized appreciation $212,524,322.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2017 and November 30, 2016 were as follows: ordinary income $4,900,037 and $10,935,881, and long-term capital gains $0 and $38,235,113, respectively.

During the period ended November 30, 2017, as a result of permanent book to tax differences, primarily due to limited partnership adjustments, the fund decreased accumulated undistributed investment income-net by $568,054 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from December 1, 2016 through March 31, 2018, for Class A, Class C and Class I shares and from April 1, 2017 through March 31, 2018 for Class Y shares, to waive receipt of its fees and/or assume the expenses

34

of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. Dreyfus had contractually agreed, from December 1, 2016 through March 31, 2017, for Class Y shares to waive receipt of its fees and/or assume the direct expenses of Class Y shares so that the expenses of Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .95% of the value of Class Y shares average daily net assets. The reduction in expenses, pursuant to the undertakings, amounted to $2,751 during the period ended November 30, 2017.

Pursuant to a Portfolio Allocation Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual rate of .10% of the value of the fund’s average daily net assets.

Pursuant to separate sub-investment advisory agreements between Dreyfus and TS&W, Walthausen, Neuberger Berman, Kayne, Channing and Eastern Shore, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

35

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended November 30, 2017, the Distributor retained $18 from commissions earned on sales of the fund’s Class A shares and $44 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2017, Class C shares were charged $1,059 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2017, Class A and Class C shares were charged $3,472 and $353, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2017, the fund was charged $4,288 for transfer agency services and $189 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $189.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2017, the fund was charged

36

$94,830 pursuant to the custody agreement. These fees were offset by earnings credits of $94,830.

During the period ended November 30, 2017, the fund was charged $24,713 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $692,370, Distribution Plan fees $107, Shareholder Services Plan fees $250, Chief Compliance Officer fees $16,439 and transfer agency fees $982, which are offset against an expense reimbursement currently in effect in the amount of $37.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2017, amounted to $597,425,591 and $575,707,232, respectively.

At November 30, 2017, the cost of investments for federal income tax purposes was $727,932,938; accordingly, accumulated net unrealized appreciation on investments was $212,524,322, consisting of $245,812,691 gross unrealized appreciation and $33,288,369 gross unrealized depreciation.

37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Select Managers Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments and investments in affiliated issuers, of Dreyfus Select Managers Small Cap Value Fund (one of the series comprising Strategic Funds, Inc.) (the Fund), as of November 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Select Managers Small Cap Value Fund at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York
January 25, 2018

38

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 98.44% of the ordinary dividends paid during the fiscal year ended November 30, 2017 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,900,037 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns.

39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on October 30-31, 2017, the Board considered the renewal of (a) the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Management Agreement”); (b) Dreyfus’ Portfolio Allocation Management Agreement (the “Allocation Agreement”) with EACM Advisors LLC (“EACM”), pursuant to which EACM is responsible for evaluating and recommending subadvisers to provide the fund with day-to-day portfolio management services, recommending the percentage of fund assets to be allocated to each subadviser, monitoring and evaluating the performance of the subadvisers, and recommending whether a subadviser should be terminated; and (c) Dreyfus’ separate Sub-Investment Advisory Agreements (collectively with the Management Agreement and the Allocation Agreement, the “Agreements”) with each of Channing Capital Management, LLC, Eastern Shore Capital Management, Kayne Anderson Rudnick Investment Management, LLC, Neuberger Berman Investment Advisers LLC, Thompson, Siegel and Walmsley LLC and Walthausen & Co., LLC (collectively, the “Subadvisers”), pursuant to which each Subadviser serves as a sub-investment adviser and provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus, EACM and the Subadvisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over EACM and the

40

Subadvisers, and EACM’s evaluations and recommendations to Dreyfus regarding the Subadvisers and EACM’s supervisory activities over the Subadvisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadvisers the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group in the one-year period), except for the two-year period when the fund’s performance was below the Performance Group median and the three-, four- and five-year periods when it was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in four of the eight calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

The Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 31, 2018, so that the expenses of Class A, Class C, Class I and Class Y shares of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%.

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadvisers or their affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to EACM and to each Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by EACM, each Subadviser and Dreyfus. The Board also took into consideration that EACM’s and each Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadvisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays EACM and the Subadvisers pursuant to the respective Sub-Investment Advisory Agreements, the Board did not consider EACM’s or any Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and each Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

42

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus, EACM and the Subadvisers are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance, particularly the improved performance in the one-year period.

• The Board concluded that the fees paid to Dreyfus, EACM and the Subadvisers continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, EACM and the Subadvisers, of Dreyfus and the Subadvisers and the services provided to the fund by Dreyfus, EACM and the Subadvisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

43

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Joni Evans (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

Ehud Houminer (77)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

44

Robin A. Melvin (54)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 100

———————

Burton N. Wallack (67)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 22

———————

Benaree Pratt Wiley (71)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

47

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

48

NOTES

49

For More Information

Dreyfus Select Managers Small Cap Value Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Portfolio Allocation Manager

EACM Advisors LLC
200 Connecticut Avenue
Norwalk, CT 06854-1958

Sub-Investment Advisers

Thompson, Siegel and Walmsley, LLC
6806 Paragon Place, Suite 300
Richmond, VA 23230

Walthausen & Co., LLC
9 Executive Park Drive, Suite B
Clifton Park, NY 12065

Neuberger Berman Investment Advisers, LLC
605 Third Avenue
New York, NY 10158

Kayne Anderson Rudnick Investment
Management, LLC
1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067

Channing Capital Management, LLC
10 South LaSalle Street
Suite 2401
Chicago, IL 60633

Eastern Shore Capital Management
18 Sewall Street
Marblehead, MA 01945

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DMVAX Class C: DMECX Class I: DMVIX Class Y: DMVYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6246AR1117

Dreyfus U.S. Equity Fund

ANNUAL REPORT November 30, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus U.S. Equity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Equity Fund, covering the 12-month period from December 1, 2016 through November 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. U.S. and international stocks continued to rally in 2017 as corporate earnings grew, global economic conditions improved, and tax reform legislation appeared to make progress. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over much of 2017.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
December 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from December 1, 2016 through November 30, 2017, as provided by portfolio managers Charlie Macquaker, Roy Leckie, Jane Henderson, and Rodger Nisbet of Walter Scott & Partners Limited (Walter Scott), Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended November 30, 2017, Dreyfus U.S. Equity Fund’s Class A shares achieved a return of 24.07%, Class C shares returned 23.11%, Class I shares returned 24.46%, and Class Y shares returned 24.51%.1 In comparison, the fund’s benchmark, the MSCI USA Index (the “Index”), achieved a return of 22.11% over the same period.2

U.S. stocks gained ground amid better-than-expected corporate earnings, improving global economic prospects, and expectations of more stimulative U.S. government policies. The fund produced higher returns than the Index, mainly due to favorable stock selections in the health care, consumer staples, and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term real returns by investing in stocks of companies that are located in the United States and are of any market capitalization. When selecting stocks, Walter Scott focuses on individual stock selection, building the fund’s portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Research Team collectively reviews and selects those stocks that meet Walter Scott’s criteria and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Market capitalization and sector allocations are results of, not part of, the investment process because the Research Team’s sole focus is on the analysis of and investment in individual companies.

Rising Corporate Earnings Drove Markets Higher

Equity markets were reenergized in late 2016 when investors began to anticipate more robust economic growth stemming from lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from a new presidential administration. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. While concerns about the new presidential administration’s ability to implement its business-friendly policy proposals slowed the market’s advance in the spring, consecutive quarters of corporate earnings growth, robust labor markets, and improving business and consumer confidence drove most broad measures of stock market performance to new record highs over the summer. Apparent progress made toward tax reform legislation further bolstered the Index toward the end of the reporting period.

Health Care Stocks Buoyed Fund Results

The fund’s favorable relative performance over the reporting period was largely driven by successful security selections in the health care sector, where medical robotics company Intuitive Surgical benefited from the continued increase in the number of procedures using its equipment and supplies. In addition, precision instruments producer Mettler-Toledo

3

DISCUSSION OF FUND PERFORMANCE (continued)

International reported better-than-expected quarterly results stemming from its leadership position in a fragmented market. In the consumer staples sector, beauty products seller Estée Lauder achieved higher revenues in its skincare segment in part due to rising demand from consumers in China. The fund further benefited from overweighted exposure to the high-flying information technology sector, where laser specialist IPG Photonics raised its future earnings guidance in the midst of greater adoption of laser technologies. Moreover, software developer Adobe Systems expanded its user base and increased revenues through the continued switch to a subscription-based sales model, and payments processor Mastercard gained value after reporting better-than-expected quarterly results. The fund also benefited from gains posted by technology industry giants Microsoft and Alphabet (the parent of Google).

On a more negative note, laggards during the reporting period included holdings in the energy sector such as oil services providers Schlumberger and Halliburton, which were hurt by weaker profitability in supporting U.S. onshore shale oil production and the uncertain demand for oil rigs and other service equipment in international markets. Among consumer discretionary companies, agricultural retailer Tractor Supply encountered weather-related issues during the winter of 2017, and apparel and home goods seller The TJX Companies struggled with weather-related issues and fashion missteps. Biotechnology firm Celgene lost a degree of value later in the reporting period after revising future earnings guidance lower amid concerns surrounding sales of a major drug. Health care products distributor Henry Schein contended with competitive pressures in its dental unit from online sellers.

Maintaining a Conservative Approach

In the wake of the robust 2017 market rally, we expect U.S. stocks to produce more modest results in 2018. Indeed, in our judgment, any unexpected economic or political disappointments could spark heightened volatility, and we remain concerned about high debt levels, rising interest rates, growing federal budget deficits, and tighter liquidity conditions in financial markets. Against this backdrop, we believe that active stock selection will be an even more important determinant of investment success in the months ahead. We have maintained a conservative investment posture, continuing to find companies that meet our criteria that are typically in the health care, materials, information technology and consumer discretionary sectors. Conversely, we remain unconvinced by the opportunities in the financials and real estate sectors.

December 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through March 31, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI USA Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus U.S. Equity Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI USA Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus U.S. Equity Fund on 5/30/08 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 11/30/17
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (5.75%)	5/30/08	16.91%	11.49%	8.39%
without sales charge	5/30/08	24.07%	12.82%	9.06%
Class C shares
with applicable redemption charge†	5/30/08	22.11%	11.95%	8.21%
without redemption	5/30/08	23.11%	11.95%	8.21%
Class I shares	5/30/08	24.46%	13.21%	9.42%
Class Y shares	7/1/13	24.51%	13.25%††	9.28%††
MSCI USA Index	5/31/08	22.11%	14.94%	8.55%†††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

††† For comparative purposes, the value of the Index as of 5/31/08 is used as the beginning value on 5/30/08.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Equity Fund from June 1, 2017 to November 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.08	$9.97	$4.34	$4.23
Ending value (after expenses)	$1,108.50	$1,104.30	$1,110.20	$1,110.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.82	$9.55	$4.15	$4.05
Ending value (after expenses)	$1,019.30	$1,015.59	$1,020.96	$1,021.06

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.89% for Class C, .82% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

November 30, 2017

Description	Shares		Value ($)
Common Stocks - 98.9%
Capital Goods - 9.3%
Acuity Brands	48,400		8,296,728
Donaldson	114,900		5,733,510
Emerson Electric	186,900		12,114,858
Fastenal	214,200		11,221,938
Flowserve	210,500		8,963,090
Toro	73,800		4,815,450
			51,145,574
Consumer Durables & Apparel - 2.3%
NIKE, Cl. B	205,600		12,422,352
Consumer Services - 4.1%
McDonald's	65,700		11,298,429
Starbucks	197,100		11,396,322
			22,694,751
Energy - 7.5%
EOG Resources	122,720		12,556,710
Halliburton	103,800		4,336,764
Occidental Petroleum	150,300		10,596,150
Pioneer Natural Resources	28,700		4,478,348
Schlumberger	147,150		9,248,378
			41,216,350
Health Care Equipment & Services - 12.8%
Cerner	166,200	[a]	11,748,678
Edwards Lifesciences	54,300	[a]	6,363,960
Henry Schein	154,600	[a]	11,046,170
Intuitive Surgical	27,100	[a]	10,834,038
ResMed	107,100		9,146,340
Stryker	75,400		11,762,400
Varian Medical Systems	85,600	[a]	9,565,800
			70,467,386
Household & Personal Products - 4.1%
Colgate-Palmolive	146,500		10,613,925
Estee Lauder, Cl. A	96,900		12,096,027
			22,709,952
Materials - 10.3%
Ecolab	88,100		11,974,552
FMC	112,500		10,620,000
International Flavors & Fragrances	75,900		11,797,896
Monsanto	89,900		10,638,766
Praxair	73,600		11,328,512
			56,359,726

8

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Media - 2.4%
Walt Disney	124,000		12,997,680
Pharmaceuticals, Biotechnology & Life Sciences - 8.6%
Biogen	37,300	[a]	12,016,941
Celgene	89,100	[a]	8,983,953
Gilead Sciences	106,300		7,949,114
Johnson & Johnson	76,300		10,630,879
Mettler-Toledo International	12,100	[a]	7,613,441
			47,194,328
Retailing - 5.9%
O'Reilly Automotive	38,500	[a]	9,094,085
The TJX Companies	151,200		11,423,160
Tractor Supply	175,700		11,989,768
			32,507,013
Software & Services - 20.6%
Adobe Systems	58,700	[a]	10,652,289
Alphabet, Cl. C	16,306	[a]	16,655,111
Automatic Data Processing	94,900		10,862,254
Cognizant Technology Solutions, Cl. A	141,200		10,205,936
Jack Henry & Associates	90,400		10,424,928
Manhattan Associates	175,400	[a]	7,778,990
Mastercard, Cl. A	70,800		10,653,276
Microsoft	147,200		12,389,824
Oracle	257,000		12,608,420
Paychex	159,000		10,702,290
			112,933,318
Technology Hardware & Equipment - 6.5%
Amphenol, Cl. A	125,500		11,369,045
Cisco Systems	346,000		12,905,800
IPG Photonics	50,000	[a]	11,449,000
			35,723,845
Telecommunication Services - 2.4%
TE Connectivity	141,300		13,344,372
Transportation - 2.1%
Expeditors International of Washington	173,300		11,226,374
Total Common Stocks (cost $329,131,381)			542,943,021

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Other Investment - 1.0%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,678,551)	5,678,551	[b]	5,678,551
Total Investments (cost $334,809,932)	99.9%		548,621,572
Cash and Receivables (Net)	.1%		584,964
Net Assets	100.0%		549,206,536

a Non-income producing security.

b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	20.6
Health Care Equipment & Services	12.8
Materials	10.3
Capital Goods	9.3
Pharmaceuticals, Biotechnology & Life Sciences	8.6
Energy	7.5
Technology Hardware & Equipment	6.5
Retailing	5.9
Household & Personal Products	4.1
Consumer Services	4.1
Telecommunication Services	2.4
Media	2.4
Consumer Durables & Apparel	2.3
Transportation	2.1
Money Market Investment	1.0
99.9

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 11/30/16($)	Purchases($)	Sales($)	Value 11/30/17($)	Net Assets(%)	Dividend/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	10,509,444	96,005,879	100,836,772	5,678,551	1.0	64,781
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	15,847,098	89,531,455	105,378,553	-	-	-
Total	26,356,542	185,537,334	206,215,325	5,678,551	1.0	64,781

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	329,131,381	542,943,021
Affiliated issuers	5,678,551	5,678,551
Cash		358,863
Dividends receivable		627,786
Receivable for shares of Common Stock subscribed		161,086
Prepaid expenses		23,048
		549,792,355
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		348,525
Payable for shares of Common Stock redeemed		168,854
Accrued expenses		68,440
		585,819
Net Assets ($)		549,206,536
Composition of Net Assets ($):
Paid-in capital		275,539,530
Accumulated undistributed investment income—net		3,257,620
Accumulated net realized gain (loss) on investments		56,597,746
Accumulated net unrealized appreciation (depreciation) on investments		213,811,640
Net Assets ($)		549,206,536

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	841,887	138,069	20,963,435	527,263,145
Shares Outstanding	40,380	7,010	1,000,067	25,159,836
Net Asset Value Per Share ($)	20.85	19.70	20.96	20.96

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended November 30, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	7,340,179
Affiliated issuers	64,781
Income from securities lending—Note 1(b)	23,153
Interest	43
Total Income	7,428,156
Expenses:
Management fee—Note 3(a)	3,867,108
Professional fees	69,364
Registration fees	61,017
Directors’ fees and expenses—Note 3(d)	48,934
Custodian fees—Note 3(c)	27,080
Loan commitment fees—Note 2	12,029
Shareholder servicing costs—Note 3(c)	10,931
Prospectus and shareholders’ reports	9,343
Distribution fees—Note 3(b)	1,490
Miscellaneous	28,155
Total Expenses	4,135,451
Less—reduction in expenses due to undertaking—Note 3(a)	(1,003)
Less—reduction in fees due to earnings credits—Note 3(c)	(177)
Net Expenses	4,134,271
Investment Income—Net	3,293,885
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	56,604,160
Net unrealized appreciation (depreciation) on investments	53,222,292
Net Realized and Unrealized Gain (Loss) on Investments	109,826,452
Net Increase in Net Assets Resulting from Operations	113,120,337

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2017	2016
Operations ($):
Investment income—net	3,293,885	4,067,617
Net realized gain (loss) on investments	56,604,160	37,680,493
Net unrealized appreciation (depreciation) on investments	53,222,292	(3,553,952)
Net Increase (Decrease) in Net Assets Resulting from Operations	113,120,337	38,194,158
Distributions to Shareholders from ($):
Investment income—net:
Class A	(9,256)	(7,798)
Class I	(123,718)	(220,904)
Class Y	(3,968,104)	(4,980,997)
Net realized gain on investments:
Class A	(130,194)	(190,342)
Class C	(21,301)	(47,751)
Class I	(1,188,425)	(3,049,661)
Class Y	(36,342,626)	(67,524,458)
Total Distributions	(41,783,624)	(76,021,911)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	96,470	697,049
Class C	2,957	26,944
Class I	9,393,371	13,494,241
Class Y	55,483,380	80,700,160
Distributions reinvested:
Class A	133,209	185,889
Class C	18,344	42,964
Class I	1,099,360	2,875,955
Class Y	21,766,738	40,176,663
Cost of shares redeemed:
Class A	(1,244,703)	(450,852)
Class C	(168,495)	(121,998)
Class I	(8,993,949)	(28,404,074)
Class Y	(104,626,445)	(144,698,613)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(27,039,763)	(35,475,672)
Total Increase (Decrease) in Net Assets	44,296,950	(73,303,425)
Net Assets ($):
Beginning of Period	504,909,586	578,213,011
End of Period	549,206,536	504,909,586
Undistributed investment income—net	3,257,620	4,064,813

14

	Year Ended November 30,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	5,210	39,493
Shares issued for distributions reinvested	7,864	11,246
Shares redeemed	(69,741)	(26,979)
Net Increase (Decrease) in Shares Outstanding	(56,667)	23,760
Class C
Shares sold	183	1,634
Shares issued for distributions reinvested	1,138	2,716
Shares redeemed	(9,635)	(7,409)
Net Increase (Decrease) in Shares Outstanding	(8,314)	(3,059)
Class Ia
Shares sold	503,259	785,247
Shares issued for distributions reinvested	64,706	173,669
Shares redeemed	(483,697)	(1,585,202)
Net Increase (Decrease) in Shares Outstanding	84,268	(626,286)
Class Ya
Shares sold	2,975,417	4,703,752
Shares issued for distributions reinvested	1,281,905	2,427,593
Shares redeemed	(5,555,650)	(8,128,733)
Net Increase (Decrease) in Shares Outstanding	(1,298,328)	(997,388)

[a]

During the period ended November 30, 2017, 3,016 Class A shares representing $55,003 were exchanged for 3,006 Class I shares, 413,794 Class Y shares representing $7,767,526 were exchanged for 413,652 Class I shares and during the period ended November 30, 2016, 130,448 Class Y shares representing $2,279,496 were exchanged for 130,526 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	18.29	19.77	20.70	19.67	15.45
Investment Operations:
Investment income—net[a]	.06	.08	.08	.10	.08
Net realized and unrealized gain (loss) on investments	4.00	1.18	.01[b]	1.08	4.25
Total from Investment Operations	4.06	1.26	.09	1.18	4.33
Distributions:
Dividends from investment income—net	(.10)	(.11)	(.08)	(.07)	(.11)
Dividends from net realized gain on investments	(1.40)	(2.63)	(.94)	(.08)	-
Total Distributions	(1.50)	(2.74)	(1.02)	(.15)	(.11)
Net asset value, end of period	20.85	18.29	19.77	20.70	19.67
Total Return (%)[c]	24.07	7.85	.50	6.02	28.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20	1.17	1.16	1.16	1.15
Ratio of net expenses to average net assets	1.15	1.15	1.14	1.14	1.14
Ratio of net investment income to average net assets	.31	.46	.41	.48	.48
Portfolio Turnover Rate	13.28	5.31	13.81	12.14	7.13
Net Assets, end of period ($ x 1,000)	842	1,775	1,449	2,071	2,446

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

c Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended November 30,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	17.38	18.94	19.93	19.04	14.97
Investment Operations:
Investment (loss)—net[a]	(.08)	(.05)	(.07)	(.05)	(.06)
Net realized and unrealized gain (loss) on investments	3.80	1.12	.02[b]	1.03	4.13
Total from Investment Operations	3.72	1.07	(.05)	.98	4.07
Distributions:
Dividends from investment income—net	-	-	-	(.01)	-
Dividends from net realized gain on investments	(1.40)	(2.63)	(.94)	(.08)	-
Total Distributions	(1.40)	(2.63)	(.94)	(.09)	-
Net asset value, end of period	19.70	17.38	18.94	19.93	19.04
Total Return (%)[c]	23.11	7.03	(.29)	5.23	27.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.16	2.11	2.04	1.94	2.02
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.88	1.93
Ratio of net investment (loss) to average net assets	(.43)	(.29)	(.35)	(.26)	(.34)
Portfolio Turnover Rate	13.28	5.31	13.81	12.14	7.13
Net Assets, end of period ($ x 1,000)	138	266	348	522	1,016

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

c Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	18.37	19.88	20.82	19.77	15.51
Investment Operations:
Investment income—net[a]	.12	.14	.15	.16	.14
Net realized and unrealized gain (loss) on investments	4.02	1.17	.02[b]	1.09	4.27
Total from Investment Operations	4.14	1.31	.17	1.25	4.41
Distributions:
Dividends from investment income—net	(.15)	(.19)	(.17)	(.12)	(.15)
Dividends from net realized gain on investments	(1.40)	(2.63)	(.94)	(.08)	-
Total Distributions	(1.55)	(2.82)	(1.11)	(.20)	(.15)
Net asset value, end of period	20.96	18.37	19.88	20.82	19.77
Total Return (%)	24.46	8.15	.88	6.37	28.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.83	.80	.78	.79
Ratio of net expenses to average net assets	.83	.83	.80	.78	.79
Ratio of net investment income to average net assets	.61	.80	.75	.77	.81
Portfolio Turnover Rate	13.28	5.31	13.81	12.14	7.13
Net Assets, end of period ($ x 1,000)	20,963	16,824	30,654	34,278	817,867

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

See notes to financial statements.

18

	Year Ended November 30,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	18.37	19.88	20.82	19.76	17.41
Investment Operations:
Investment income—net[b]	.12	.14	.15	.20	.06
Net realized and unrealized gain (loss) on investments	4.02	1.17	.02[c]	1.06	2.29
Total from Investment Operations	4.14	1.31	.17	1.26	2.35
Distributions:
Dividends from investment income—net	(.15)	(.19)	(.17)	(.12)	-
Dividends from net realized gain on investments	(1.40)	(2.63)	(.94)	(.08)	-
Total Distributions	(1.55)	(2.82)	(1.11)	(.20)	-
Net asset value, end of period	20.96	18.37	19.88	20.82	19.76
Total Return (%)	24.51	8.18	.89	6.43	13.50[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.79	.79	.76[e]
Ratio of net expenses to average net assets	.80	.80	.79	.79	.76[e]
Ratio of net investment income to average net assets	.64	.81	.76	1.03	.78[e]
Portfolio Turnover Rate	13.28	5.31	13.81	12.14	7.13
Net Assets, end of period ($ x 1,000)	527,263	486,044	545,762	749,348	1

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

d Not annualized.

e Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Equity Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. Effective June 5, 2017, the fund reopened to new investors.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 400 million to 500 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

22

The following is a summary of the inputs used as of November 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	542,943,021	-	-	542,943,021
Registered Investment Company	5,678,551	-	-	5,678,551

† See Statement of Investments for additional detailed categorizations.

At November 30, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2017, The Bank of New York

23

NOTES TO FINANCIAL STATEMENTS (continued)

Mellon earned $4,656 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,371,564, undistributed capital gains $52,483,802 and unrealized appreciation $213,811,640.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2017 and November 30, 2016 were as follows: ordinary income $4,117,265 and $7,389,529, and long-term capital gains $37,666,359 and $68,632,382, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million

24

unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from December 1, 2016 through March 31, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $1,003 during the period ended November 30, 2017.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended November 30, 2017, the Distributor retained $6 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2017, Class C shares were charged $1,490 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

25

NOTES TO FINANCIAL STATEMENTS (continued)

professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2017, Class A and Class C shares were charged $2,563 and $497, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2017, the fund was charged $3,529 for transfer agency services and $145 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $145.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2017, the fund was charged $27,080 pursuant to the custody agreement. These fees were partially offset by earnings credits of $32.

During the period ended November 30, 2017, the fund was charged $11,233 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $331,762, Distribution Plan fees $87, Shareholder Services Plan fees $198, custodian fees $8,200, Chief Compliance Officer fees $7,472 and transfer agency fees $851, which are offset against an expense reimbursement currently in effect in the amount of $45.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

26

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2017, amounted to $67,398,050 and $129,717,040, respectively.

At November 30, 2017, the cost of investments for federal income tax purposes was $334,809,932; accordingly, accumulated net unrealized appreciation on investments was $213,811,640, consisting of $227,300,419 gross unrealized appreciation and $13,488,779 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus U.S. Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and investments in affiliated issuers, of Dreyfus U.S. Equity Fund (one of the series comprising Strategic Funds, Inc.) (the Fund), as of November 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Equity Fund at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 25, 2018

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 99.95% of the ordinary dividends paid during the fiscal year ended November 30, 2017 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,117,265 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund hereby reports $.0006 per share as a short-term capital gain distribution and $1.3961 per share as a long-term capital gain distribution paid on December 30, 2016.

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on October 30-31, 2017, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the

30

“Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except for the two-year period when it was above the medians. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median, and considered that the fund’s performance was positive in all periods shown. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Representatives of the Subadviser explained the reasons for relative underperformance in light of the Subadviser’s investment approach, although noting that more recent performance was above that of the benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 31, 2018, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• While the Board was concerned with the fund’s relative performance, the Board accepted the Subadviser’s explanation of its investment approach and agreed to closely monitor performance.

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• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Joni Evans (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

Ehud Houminer (77)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

34

Robin A. Melvin (54)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 100

———————

Burton N. Wallack (67)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 22

———————

Benaree Pratt Wiley (71)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member
Hans C, Mautner, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since Augsut 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

37

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

38

NOTES

39

NOTES

40

NOTES

41

For More Information

Dreyfus U.S. Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Walter Scott & Partners Limited
(Walter Scott)
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DPUAX Class C: DPUCX Class I: DPUIX Class Y: DPUYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6011AR1117

Global Stock Fund

ANNUAL REPORT November 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Global Stock Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Global Stock Fund, covering the 12-month period from December 1, 2016 through November 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. U.S. and international stocks continued to rally in 2017 as corporate earnings grew, global economic conditions improved, and tax reform legislation appeared to make progress. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over much of 2017.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
December 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from December 1, 2016 through November 30, 2017, as provided by Charlie Macquaker, Roy Leckie, Jane Henderson, and Rodger Nisbet, the four members of the Investment Executive at Walter Scott & Partners Limited (WS), Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended November 30, 2017, Global Stock Fund’s Class A shares achieved a total return of 24.04%, Class C shares returned 23.11%, Class I shares returned 24.40%, and Class Y shares returned 24.47%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), achieved a total return of 23.66%.2

Global equities produced robust gains during the reporting period amid rising corporate earnings and improving economic fundamentals. The fund’s Class A, I and Y modestly outperformed its benchmark, primarily due to favorable security selections in the health care and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term real returns by investing in stocks. The fund normally invests primarily in companies located in the world’s developed markets. The firm focuses on individual stock selection through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Research Team collectively reviews and selects those stocks that meet Walter Scott’s criteria and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Geographic and sector allocations are results of, not part of, the investment process because the Research Team’s sole focus is on the analysis of and investment in individual companies.

Improving Economic Trends Boosted Global Equities

Global stocks began a broad rally in December 2016, bolstered by the unexpected results of the U.S. presidential election, renewed economic growth in Europe and Asia, and the positive impact of softening U.S. dollar strength on earnings of non-U.S. companies. A brief pause for profit taking in late January 2017 was followed by further equity market gains during the spring as global economic data continued to surprise on the upside.

Equity markets continued to advance during the second half of the reporting period. In the United States, successive strong corporate earnings reporting seasons boosted investor confidence. Eurozone equities also were supported by reassuringly mainstream election results in the Netherlands and France. British stocks benefited from heightened mergers-and-acquisitions activity and robust export activity stemming from a weaker British pound. In Japan, investors responded positively to an upbeat assessment from the Bank of Japan and a pro-business prime minister’s reelection. China and other emerging markets were buoyed by positive economic news, stabilizing commodity prices, and strengthening currency exchange rates.

Technology and Health Care Sectors Bolstered Fund Results

The fund produced modestly higher returns than the Index over the reporting period, primarily due to the success of our security selection strategy. Most notably, the fund achieved strong relative results in the health care sector, where U.S. medical robotics company Intuitive Surgical

3

DISCUSSION OF FUND PERFORMANCE (continued)

benefited from an increase in the number of procedures using its equipment and supplies, and U.S. health care technology specialist Cerner advanced after a successful transition to a new management team. The fund benefited from overweighted exposure to the high-flying information technology sector, where Japanese company Keyence was in the vanguard of providing cutting-edge technology for factory automation and Internet-connected automobiles and appliances. In addition, U.S. software developer Adobe Systems expanded its user base and increased revenues through the continuation of a recent switch to a subscription-based sales model. Payments processor Mastercard gained value after reporting better-than-expected quarterly results. Among consumer discretionary companies, luxury goods purveyor LVMH Moet Hennessy Louis Vuitton recovered sharply from previous weakness stemming from 2016’s terrorist attacks in Paris.

On the other hand, results in the consumer discretionary sector were undermined to a degree by multinational clothing retailer Hennes & Mauritz, whose late investment in e-commerce technology led to markdowns that weighed on earnings, and U.S. apparel and home goods seller The TJX Companies, where sales were dampened by weather-related issues and fashion missteps. Agricultural retailer Tractor Supply also struggled with weather-related issues during the winter of 2017; however, more recent earnings results seem to suggest this is now in the past. In the energy sector, oil services company Schlumberger was hurt by weaker profitability as it adapted to demand from U.S. shale oil producers. Among telecommunication services companies, wireless carrier China Mobile encountered weakness stemming from pricing and competitive pressures as well as investors’ preference for more growth-oriented industry groups.

Maintaining a Conservative Approach

In the wake of the robust 2017 rally among global equities, we expect the market to produce more modest results in 2018. Indeed, in our judgment, any unexpected economic or political disappointments could spark heightened volatility, and we remain concerned about high debt levels, rising interest rates, and tighter liquidity conditions in financial markets. Against this backdrop, we believe that active stock selection will be an even more important determinant of investment success in the months ahead. We have maintained a conservative investment posture, continuing to find companies that meet our criteria that are typically in the health care, information technology and consumer discretionary sectors. Conversely, we remain unconvinced by the opportunities in the financials and real estate sectors.

December 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Global Stock Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI World Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Global Stock Fund on 11/30/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 11/30/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/29/06	16.89%	8.91%	5.77%
without sales charge	12/29/06	24.04%	10.21%	6.40%
Class C shares
with applicable redemption charge †	12/29/06	22.11%	9.37%	5.59%
without redemption	12/29/06	23.11%	9.37%	5.59%
Class I shares	12/29/06	24.40%	10.54%	6.76%
Class Y shares	7/1/13	24.47%	10.80%††	6.68%††
MSCI World Index		23.66%	11.75%	4.76%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Global Stock Fund from June 1, 2017 to November 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.39	$10.34	$5.03	$4.71
Ending value (after expenses)	$1,087.90	$1,083.50	$1,089.30	$1,089.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.17	$10.00	$4.86	$4.56
Ending value (after expenses)	$1,018.95	$1,015.14	$1,020.26	$1,020.56

† Expenses are equal to the fund’s annualized expense ratio of 1.22% for Class A, 1.98% for Class C, .96% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

November 30, 2017

Description	Shares	Value ($)
Common Stocks - 98.7%
Australia - 2.0%
CSL	237,000	25,787,385
China - 2.3%
CNOOC	21,769,000	29,787,252
Denmark - 2.0%
Novo Nordisk, Cl. B	491,500	25,427,567
Finland - .9%
Kone, Cl. B	235,400	12,121,221
France - 6.5%
Essilor International	208,400	26,813,217
L'Oreal	131,600	29,106,295
LVMH Moet Hennessy Louis Vuitton	97,900	28,514,768
		84,434,280
Hong Kong - 6.5%
AIA Group	4,296,200	35,017,991
China Mobile	2,255,000	22,882,701
CLP Holdings	1,301,000	13,265,226
Hong Kong & China Gas	6,687,989	13,057,210
		84,223,128
Japan - 8.8%
Denso	391,000	22,033,437
FANUC	128,000	32,029,659
Keyence	63,214	36,843,017
Shin-Etsu Chemical	222,300	23,436,498
		114,342,611
Spain - 2.2%
Industria de Diseno Textil	801,500	28,405,587
Sweden - 1.2%
Hennes & Mauritz, Cl. B	636,700	15,000,207
Switzerland - 7.9%
Nestle	320,400	27,431,718
Novartis	305,500	26,139,455
Roche Holding	107,500	27,126,739
SGS	8,700	21,527,304
		102,225,216
Taiwan - 2.1%
Taiwan Semiconductor Manufacturing, ADR	692,000	27,403,200
United Kingdom - 4.7%
Compass Group	1,127,884	22,887,794
Experian	698,400	14,446,557

8

Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
United Kingdom - 4.7% (continued)
Reckitt Benckiser Group	271,700		23,852,920
			61,187,271
United States - 51.6%
Adobe Systems	177,400	[a]	32,192,778
Alphabet, Cl. C	26,297	[a]	26,860,019
Amphenol, Cl. A	312,100		28,273,139
Automatic Data Processing	174,900		20,019,054
Cerner	419,400	[a]	29,647,386
Cisco Systems	804,500		30,007,850
Cognizant Technology Solutions, Cl. A	371,700		26,866,476
Colgate-Palmolive	358,100		25,944,345
Edwards Lifesciences	172,500	[a]	20,217,000
EOG Resources	341,000		34,891,120
Fastenal	381,900		20,007,741
Gilead Sciences	262,000		19,592,360
Intuitive Surgical	72,300	[a]	28,904,094
Johnson & Johnson	186,200		25,943,246
Mastercard, Cl. A	232,600		34,999,322
Microsoft	342,000		28,786,140
NIKE, Cl. B	497,100		30,034,782
Oracle	545,400		26,757,324
Praxair	185,500		28,552,160
Schlumberger	351,600		22,098,060
Starbucks	468,116		27,066,467
Stryker	202,300		31,558,800
The TJX Companies	338,400		25,566,120
Tractor Supply	264,100		18,022,184
Walt Disney	240,500		25,209,210
			668,017,177
Total Common Stocks (cost $751,805,702)			1,278,362,102

Other Investment - 1.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $17,085,359)	17,085,359	[b]	17,085,359
Total Investments (cost $768,891,061)	100.0%		1,295,447,461
Cash and Receivables (Net)	.0%		447,219
Net Assets	100.0%		1,295,894,680

ADR—American Depository Receipt

a Non-income producing security.

b Investment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.6
Health Care	22.2
Consumer Discretionary	18.8
Consumer Staples	8.2
Industrials	7.7
Energy	6.7
Materials	4.0
Financials	2.7
Utilities	2.0
Telecommunication Services	1.8
Money Market Investment	1.3
100.0

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 11/30/16($)	Purchases($)	Sales($)	Value 11/30/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	36,003,242	218,416,457	237,334,340	17,085,359	1.3	162,196

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	751,805,702	1,278,362,102
Affiliated issuers	17,085,359	17,085,359
Cash		148,532
Tax reclaim receivable		1,689,580
Dividends receivable		804,036
Receivable for shares of Common Stock subscribed		255
Prepaid expenses		68,126
		1,298,157,990
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		987,931
Cash overdraft due to Custodian denominated in foreign currency	69	69
Payable for shares of Common Stock redeemed		961,905
Accrued expenses		313,405
		2,263,310
Net Assets ($)		1,295,894,680
Composition of Net Assets ($):
Paid-in capital		672,697,892
Accumulated undistributed investment income—net		11,797,141
Accumulated net realized gain (loss) on investments		84,816,402
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		526,583,245
Net Assets ($)		1,295,894,680

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	25,477,190	13,132,411	901,555,821	355,729,258
Shares Outstanding	1,183,393	628,557	41,300,045	16,308,856
Net Asset Value Per Share ($)	21.53	20.89	21.83	21.81

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended November 30, 2017

Investment Income ($):
Income:
Cash dividends (net of $1,649,595 foreign taxes withheld at source):
Unaffiliated issuers	24,286,549
Affiliated issuers	162,196
Interest	10,733
Total Income	24,459,478
Expenses:
Management fee—Note 3(a)	10,952,220
Shareholder servicing costs—Note 3(c)	851,966
Custodian fees—Note 3(c)	247,342
Professional fees	129,043
Directors’ fees and expenses—Note 3(d)	124,321
Distribution fees—Note 3(b)	97,062
Registration fees	74,673
Loan commitment fees—Note 2	29,403
Prospectus and shareholders’ reports	26,465
Interest expense—Note 2	21,948
Miscellaneous	40,585
Total Expenses	12,595,028
Less—reduction in fees due to earnings credits—Note 3(c)	(603)
Net Expenses	12,594,425
Investment Income—Net	11,865,053
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	89,955,294
Net realized gain (loss) on forward foreign currency exchange contracts	91,705
Net Realized Gain (Loss)	90,046,999
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	179,246,368
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(15,689)
Net Unrealized Appreciation (Depreciation)	179,230,679
Net Realized and Unrealized Gain (Loss) on Investments	269,277,678
Net Increase in Net Assets Resulting from Operations	281,142,731

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2017	2016
Operations ($):
Investment income—net	11,865,053	10,995,368
Net realized gain (loss) on investments	90,046,999	(759,105)
Net unrealized appreciation (depreciation) on investments	179,230,679	28,553,134
Net Increase (Decrease) in Net Assets Resulting from Operations	281,142,731	38,789,397
Distributions to Shareholders from ($):
Investment income—net:
Class A	(172,872)	(438,302)
Class C	-	(36,094)
Class I	(7,719,465)	(10,906,960)
Class Y	(2,610,134)	(4,669,733)
Net realized gain on investments:
Class A	(118,731)	(3,430,412)
Class C	(47,239)	(1,311,795)
Class I	(3,193,028)	(65,367,007)
Class Y	(1,041,055)	(26,983,433)
Total Distributions	(14,902,524)	(113,143,736)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,508,326	2,864,385
Class C	721,880	903,677
Class I	98,970,461	202,288,744
Class Y	27,899,949	20,153,093
Distributions reinvested:
Class A	265,488	3,728,958
Class C	37,478	1,047,099
Class I	10,622,378	73,816,805
Class Y	1,510,206	16,949,728
Cost of shares redeemed:
Class A	(17,551,420)	(12,712,398)
Class C	(3,531,924)	(3,978,852)
Class I	(313,783,808)	(121,125,045)
Class Y	(45,711,611)	(53,141,419)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(238,042,597)	130,794,775
Total Increase (Decrease) in Net Assets	28,197,610	56,440,436
Net Assets ($):
Beginning of Period	1,267,697,070	1,211,256,634
End of Period	1,295,894,680	1,267,697,070
Undistributed investment income—net	11,797,141	10,363,185

14

	Year Ended November 30,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	129,043	164,424
Shares issued for distributions reinvested	15,162	216,561
Shares redeemed	(951,258)	(732,178)
Net Increase (Decrease) in Shares Outstanding	(807,053)	(351,193)
Class Ca
Shares sold	38,565	53,568
Shares issued for distributions reinvested	2,190	62,131
Shares redeemed	(190,687)	(234,083)
Net Increase (Decrease) in Shares Outstanding	(149,932)	(118,384)
Class Ia
Shares sold	5,128,996	11,347,506
Shares issued for distributions reinvested	599,796	4,238,752
Shares redeemed	(15,943,871)	(6,841,938)
Net Increase (Decrease) in Shares Outstanding	(10,215,079)	8,744,320
Class Ya
Shares sold	1,437,815	1,145,132
Shares issued for distributions reinvested	85,419	974,599
Shares redeemed	(2,381,066)	(3,034,846)
Net Increase (Decrease) in Shares Outstanding	(857,832)	(915,115)

[a]

During the period ended November 30, 2017, 41,874 Class A shares representing $802,238 were exchanged for 41,358 Class I shares, 1,688 Class C shares representing $28,962 were exchanged for 1,631 Class I shares and 133,262 Class Y shares representing $2,579,219 were exchanged for 133,120 Class I shares and during the period ended November 30, 2016, 144,378 Class Y shares representing $2,524,208 were exchanged for 144,197 Class I shares and 613 Class C shares representing $10,975 were exchanged for 589 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	17.51	18.66	18.89	18.02	15.02
Investment Operations:
Investment income—net[a]	.11	.11	.13	.14	.13
Net realized and unrealized gain (loss) on investments	4.06	.42	(.14)	.83	2.95
Total from Investment Operations	4.17	.53	(.01)	.97	3.08
Distributions:
Dividends from investment income—net	(.09)	(.19)	(.13)	(.10)	(.08)
Dividends from net realized gain on investments	(.06)	(1.49)	(.09)	-	-
Total Distributions	(.15)	(1.68)	(.22)	(.10)	(.08)
Net asset value, end of period	21.53	17.51	18.66	18.89	18.02
Total Return (%)[b]	24.04	3.19	(.13)	5.49	20.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22	1.22	1.23	1.23	1.24
Ratio of net expenses to average net assets	1.22	1.22	1.23	1.23	1.24
Ratio of net investment income to average net assets	.60	.63	.71	.76	.76
Portfolio Turnover Rate	6.50	11.79	10.82	7.05	6.39
Net Assets, end of period ($ x 1,000)	25,477	34,844	43,698	55,682	89,024

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended November 30,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	17.03	18.18	18.42	17.61	14.71
Investment Operations:
Investment income (loss)—net[a]	(.02)	(.02)	(.01)	(.01)	.00[b]
Net realized and unrealized gain (loss) on investments	3.94	.40	(.14)	.82	2.90
Total from Investment Operations	3.92	.38	(.15)	.81	2.90
Distributions:
Dividends from investment income—net	-	(.04)	-	-	-
Dividends from net realized gain on investments	(.06)	(1.49)	(.09)	-	-
Total Distributions	(.06)	(1.53)	(.09)	-	-
Net asset value, end of period	20.89	17.03	18.18	18.42	17.61
Total Return (%)[c]	23.11	2.36	(.83)	4.60	19.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99	1.99	1.99	2.00	2.01
Ratio of net expenses to average net assets	1.99	1.99	1.99	2.00	2.01
Ratio of net investment income (loss) to average net assets	(.10)	(.13)	(.07)	(.05)	.00[d]
Portfolio Turnover Rate	6.50	11.79	10.82	7.05	6.39
Net Assets, end of period ($ x 1,000)	13,132	13,258	16,303	21,221	23,543

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	17.76	18.92	19.18	18.28	15.24
Investment Operations:
Investment income—net[a]	.18	.16	.20	.20	.19
Net realized and unrealized gain (loss) on investments	4.10	.43	(.16)	.85	2.98
Total from Investment Operations	4.28	.59	.04	1.05	3.17
Distributions:
Dividends from investment income—net	(.15)	(.26)	(.21)	(.15)	(.13)
Dividends from net realized gain on investments	(.06)	(1.49)	(.09)	-	-
Total Distributions	(.21)	(1.75)	(.30)	(.15)	(.13)
Net asset value, end of period	21.83	17.76	18.92	19.18	18.28
Total Return (%)	24.40	3.50	.20	5.80	20.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.91	.91	.91	.91
Ratio of net expenses to average net assets	.98	.91	.91	.91	.91
Ratio of net investment income to average net assets	.92	.93	1.05	1.06	1.12
Portfolio Turnover Rate	6.50	11.79	10.82	7.05	6.39
Net Assets, end of period ($ x 1,000)	901,556	915,049	809,432	1,470,169	1,567,608

a Based on average shares outstanding.

See notes to financial statements.

18

	Year Ended November 30,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	17.74	18.90	19.16	18.27	16.40
Investment Operations:
Investment income—net[b]	.19	.17	.19	.14	.01
Net realized and unrealized gain (loss) on investments	4.10	.42	(.15)	.90	1.86
Total from Investment Operations	4.29	.59	.04	1.04	1.87
Distributions:
Dividends from investment income—net	(.16)	(.26)	(.21)	(.15)	-
Dividends from net realized gain on investments	(.06)	(1.49)	(.09)	-	-
Total Distributions	(.22)	(1.75)	(.30)	(.15)	-
Net asset value, end of period	21.81	17.74	18.90	19.16	18.27
Total Return (%)	24.47	3.51	.21	5.75	11.40[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.89	.90	.90	.90[d]
Ratio of net expenses to average net assets	.90	.89	.90	.90	.90[d]
Ratio of net investment income to average net assets	.99	.95	1.03	.74	.83[d]
Portfolio Turnover Rate	6.50	11.79	10.82	7.05	6.39
Net Assets, end of period ($ x 1,000)	355,729	304,547	341,823	469,801	23,149

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Global Stock Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increased from 500 million to 600 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (200 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

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The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

22

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2017 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks	668,017,177	-	-	668,017,177
Equity Securities - Foreign Common Stocks	27,403,200	582,941,725†	-	610,344,925
Registered Investment Company	17,085,359	-	-	17,085,359

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund's fair valuation procedures.

At November 30, 2017, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

24

At November 30, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $17,656,232, undistributed capital gains $79,005,522 and unrealized appreciation $526,535,034.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2017 and November 30, 2016 were as follows: ordinary income $10,502,471 and $23,707,021, and long-term capital gains $4,400,053 and $89,436,715, respectively.

During the period ended November 30, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $71,374 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2017 was approximately $1,080,300 with a related weighted average annualized interest rate of 2.03%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

25

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of the value of the fund’s average daily net assets.

During the period ended November 30, 2017, the Distributor retained $1,928 from commissions earned on sales of the fund’s Class A shares and $1,844 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2017, Class C shares were charged $97,062 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2017, Class A and Class C shares were charged $65,494 and $32,354, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2017, the fund was charged $9,581 for transfer agency services and $596 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $596.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are

26

determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2017, the fund was charged $247,342 pursuant to the custody agreement. These fees were partially offset by earnings credits of $7.

During the period ended November 30, 2017, the fund was charged $11,233 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $900,817, Distribution Plan fees $8,048, Shareholder Services Plan fees $7,872, custodian fees $61,528, Chief Compliance Officer fees $7,472 and transfer agency fees $2,194.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2017, amounted to $81,916,919 and $305,470,007, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to

27

NOTES TO FINANCIAL STATEMENTS (continued)

sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At November 30, 2017, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2017:

Average Market Value ($)
Forward contracts	2,144,019

At November 30, 2017, the cost of investments for federal income tax purposes was $768,939,272; accordingly, accumulated net unrealized appreciation on investments was $526,508,189, consisting of $548,588,524 gross unrealized appreciation and $22,080,335 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Global Stock Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and investments in affiliated issuers, of Global Stock Fund (one of the series comprising Strategic Funds, Inc.) (the Fund), as of November 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Stock Fund at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York
January 25, 2018

29

IMPORTANT TAX INFORMATION (Unaudited)

For the fiscal year ended November 30, 2017, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $10,502,471 represents the maximum amount that may be considered qualified dividend income. Also, the fund hereby reports $.0625 per share as a long-term capital gain distribution paid on December 30, 2016.

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on October 30-31, 2017, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the ten-year period when it was above the medians. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median, and considered that the fund’s performance was positive in all periods shown. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and considered that the fund’s performance was above the benchmark for six of the ten calendar years shown. Representatives of the Subadviser explained the reasons for relative underperformance in light of the Subadviser’s investment approach, although noting that more recent performance was above that of the benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was at the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The

32

Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• While the Board was concerned with the fund’s relative performance, the Board accepted the Subadviser’s explanation of its investment approach and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

34

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Joni Evans (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

Ehud Houminer (77)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (54)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 100

———————

Burton N. Wallack (67)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 22

———————

Benaree Pratt Wiley (71)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

36

INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

38

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

39

NOTES

40

NOTES

41

For More Information

Global Stock Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Walter Scott & Partners Limited
(Walter Scott)
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DGLAX Class C: DGLCX Class I: DGLRX Class Y: DGLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6159AR1117

International Stock Fund

ANNUAL REPORT November 30, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

International Stock Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for International Stock Fund, covering the 12-month period from December 1, 2016 through November 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. U.S. and international stocks continued to rally in 2017 as corporate earnings grew, global economic conditions improved, and tax reform legislation appeared to make progress. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over much of 2017.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
December 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from December 1, 2016 through November 30, 2017, as provided by Charlie Macquaker, Roy Leckie, Jane Henderson, and Rodger Nisbet, the four members of the Investment Executive at Walter Scott & Partners Limited (WS), Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended November 30, 2017, International Stock Fund’s Class A shares achieved a total return of 26.39%, Class C shares returned 25.40%, Class I shares returned 26.81%, and Class Y shares returned 26.80%.1 In comparison, the fund’s benchmark index, the MSCI EAFE Index (the “Index”), achieved a return of 27.27% for the same period.2

International equities produced robust gains during the reporting period amid rising corporate earnings, favorable political developments, and improving global economic fundamentals. The fund modestly lagged its benchmark, primarily due to security selection shortfalls in the consumer discretionary, telecom and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term real returns by investing in stocks. The fund normally invests primarily in companies located in the world’s developed markets outside of the United States. The firm focuses on individual stock selection through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Research Team collectively reviews and selects those stocks that meet Walter Scott’s criteria and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Geographic and sector allocations are results of, not part of, the investment process because the Research Team’s sole focus is on the analysis of and investment in individual companies.

Improving Economic Trends Boosted International Equities

International stocks began a broad rally in December 2016, bolstered by the unexpected results of the U.S. presidential election, renewed economic growth in Europe and Asia, and softening U.S. dollar strength. A brief pause for profit taking in late January 2017 was followed by further equity market gains during the spring as global economic data continued to surprise on the upside.

International equity markets continued to advance during the second half of the reporting period when successive strong corporate earnings reporting seasons boosted investor confidence. Eurozone equities were further supported by reassuringly mainstream election results in the Netherlands and France. British stocks benefited from heightened mergers-and-acquisitions activity and robust export activity stemming from a weaker British pound. In Japan, investors responded positively to an upbeat assessment from the Bank of Japan and a pro-business prime minister’s reelection. China and other emerging markets were buoyed by positive economic news, stabilizing commodity prices, and strengthening currency exchange rates.

Consumer, Telecom and Energy Sectors Dampened Fund Results

Although the fund participated to a substantial extent in the Index’s gains during the reporting period, results in the consumer discretionary sector were undermined to a degree by multinational clothing retailer Hennes & Mauritz, whose late investment in e-commerce technology led to markdowns that weighed on earnings. Recreational products manufacturer Shimano encountered inventory problems in its bicycle parts unit, which we believe to be a temporary setback. In the telecommunication services sector, wireless carrier China Mobile was hurt by pricing and competitive pressures as well as investors’

3

DISCUSSION OF FUND PERFORMANCE (continued)

preference for more growth-oriented industry groups. Japanese electronic components maker Murata Manufacturing struggled with currency weakness despite strong demand for its products. Finally, some of the fund’s holdings of oil services providers in the energy sector were hurt by reduced demand for oil rigs and other equipment in international markets. In addition, the fund’s holdings in the energy sector performed weaker than their peers during this period of rising oil prices.

The fund produced better relative results in other areas. In the health care sector, Australian biopharmaceutical company CSL reported better-than-expected quarterly financial results and acquired a company that enhances its access to the growing Chinese market. Danish diabetes treatments specialist Novo Nordisk recovered from previous weakness in part due to the launch of successful new products. The fund further benefited from overweighted exposure to the high-flying information technology sector, where Japanese company Keyence was in the vanguard of providing cutting-edge technology for factory automation and Internet-connected automobiles and appliances. Likewise, Japanese robotics company Fanuc beat earnings estimates as a result of robust demand for robo-drills and other factory automation products. Among consumer discretionary companies, luxury goods purveyor LVMH Moët Hennessy Louis Vuitton recovered sharply from previous weakness stemming from 2016’s terrorist attacks in Paris, and athletic footwear seller adidas experienced strong momentum in North American markets.

Maintaining a Conservative Approach

In the wake of the robust 2017 rally among international equities, we expect the market to produce more modest results in 2018. Indeed, in our judgment, any unexpected economic or political disappointments could spark heightened volatility, and we remain concerned about high debt levels, rising interest rates, and tighter liquidity conditions in financial markets. Against this backdrop, we believe that active stock selection will be an even more important determinant of investment success in the months ahead. We have maintained a conservative investment posture, continuing to find few opportunities that meet our criteria in the financial sector.

December 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in International Stock Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of International Stock Fund on 11/30/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 11/30/17
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/29/06	19.13%	5.39%	3.38%
without sales charge	12/29/06	26.39%	6.65%	4.00%
Class C shares
with applicable redemption charge†	12/29/06	24.40%	5.84%	3.21%
without redemption	12/29/06	25.40%	5.84%	3.21%
Class I shares	12/29/06	26.81%	7.02%	4.37%
Class Y shares	7/1/13	26.80%	6.94%††	4.14%††
MSCI EAFE Index		27.27%	8.24%	1.55%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in International Stock Fund from June 1, 2017 to November 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.59	$10.46	$4.83	$4.67
Ending value (after expenses)	$1,070.60	$1,066.30	$1,071.90	$1,072.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.43	$10.20	$4.71	$4.56
Ending value (after expenses)	$1,018.70	$1,014.94	$1,020.41	$1,020.56

† Expenses are equal to the fund’s annualized expense ratio of 1.27% for Class A, 2.02% for Class C, .93% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

November 30, 2017

Description	Shares	Value ($)
Common Stocks - 97.7%
Australia - 3.4%
Cochlear	431,100	59,106,838
CSL	733,200	79,777,684
		138,884,522
Canada - 1.8%
Alimentation Couche-Tard, Cl. B	1,425,511	72,692,608
China - 2.1%
CNOOC	63,804,000	87,305,149
Denmark - 6.4%
Coloplast, Cl. B	894,251	70,143,632
Novo Nordisk, Cl. B	1,920,600	99,361,516
Novozymes, Cl. B	1,719,212	93,098,970
		262,604,118
Finland - 1.9%
Kone, Cl. B	1,552,000	79,915,611
France - 10.7%
Air Liquide	809,200	101,346,102
Essilor International Cie Generale d'Optique	578,500	74,431,123
L'Oreal	391,900	86,677,486
LVMH Moet Hennessy Louis Vuitton	302,059	87,978,983
Total	1,587,776	89,645,833
		440,079,527
Germany - 4.9%
adidas	471,500	98,319,652
SAP	902,200	101,636,604
		199,956,256
Hong Kong - 9.4%
AIA Group	13,613,400	110,961,762
China Mobile	7,324,500	74,325,652
CLP Holdings	6,249,000	63,715,910
Hang Lung Properties	25,615,000	60,450,215
Hong Kong & China Gas	38,961,201	76,065,404
		385,518,943
Japan - 25.6%
Daito Trust Construction	554,500	101,556,153
Denso	1,474,600	83,095,924
FANUC	409,400	102,444,864
Inpex	5,109,600	58,055,521
Kao	1,351,600	89,747,673
Keyence	280,040	163,215,722
Murata Manufacturing	497,600	67,761,661

8

Description	Shares	Value ($)
Common Stocks - 97.7% (continued)
Japan - 25.6% (continued)
Rakuten	6,898,400	70,926,505
Shimano	479,200	66,338,399
Shin-Etsu Chemical	850,400	89,655,411
SMC	264,200	107,484,417
Sysmex	620,900	47,271,901
		1,047,554,151
Netherlands - 1.2%
ASML Holding	285,400	50,180,070
Spain - 2.1%
Industria de Diseno Textil	2,385,000	84,525,669
Sweden - 1.0%
Hennes & Mauritz, Cl. B	1,718,000	40,474,878
Switzerland - 11.9%
Givaudan	37,900	86,194,912
Kuehne + Nagel International	489,100	85,978,884
Nestle	879,000	75,257,429
Novartis	996,500	85,263,393
Roche Holding	353,450	89,190,193
SGS	26,500	65,571,672
		487,456,483
Taiwan - 2.9%
Taiwan Semiconductor Manufacturing, ADR	2,982,300	118,099,080
United Kingdom - 12.4%
Compass Group	3,911,346	79,371,711
Diageo	2,429,000	83,919,743
Experian	3,928,700	81,266,020
Intertek Group	678,100	47,988,259
Reckitt Benckiser Group	895,900	78,652,303
Smith & Nephew	4,500,000	79,589,874

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
United Kingdom - 12.4% (continued)
Whitbread	1,153,800		55,723,748
			506,511,658
Total Common Stocks (cost $2,903,437,206)			4,001,758,723

Other Investment - 2.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $90,621,850)	90,621,850	[a]	90,621,850
Total Investments (cost $2,994,059,056)	99.9%		4,092,380,573
Cash and Receivables (Net)	.1%		3,819,648
Net Assets	100.0%		4,096,200,221

ADR—American Depository Receipt

a Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	16.7
Consumer Discretionary	16.3
Industrials	13.9
Information Technology	12.2
Consumer Staples	11.9
Materials	9.1
Energy	5.7
Real Estate	4.0
Utilities	3.4
Financials	2.7
Money Market Investment	2.2
Telecommunication Services	1.8
99.9

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 11/30/16 ($)	Purchases ($)	Sales ($)	Value 11/30/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	96,392,295	460,977,545	466,747,990	90,621,850	2.2	776,609

See notes to financial statements.

11

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS November 30, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
National Australia Bank
Canadian Dollar	1,883,335	United States Dollar	1,459,837	12/1/17	(57)
Gross Unrealized Depreciation					(57)

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	2,903,437,206	4,001,758,723
Affiliated issuers	90,621,850	90,621,850
Cash		102,025
Tax reclaim receivable		5,515,887
Dividends receivable		2,859,820
Receivable for shares of Common Stock subscribed		2,419,116
Prepaid expenses		50,161
		4,103,327,582
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		3,181,922
Cash overdraft due to Custodian denominated in foreign currency	352	352
Payable for shares of Common Stock redeemed		2,221,895
Payable for investment securities purchased		1,459,780
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		57
Accrued expenses		263,355
		7,127,361
Net Assets ($)		4,096,200,221
Composition of Net Assets ($):
Paid-in capital		2,964,730,305
Accumulated undistributed investment income—net		42,761,939
Accumulated net realized gain (loss) on investments		(9,819,453)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		1,098,527,430
Net Assets ($)		4,096,200,221

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	29,413,806	14,851,883	1,968,365,795	2,083,568,737
Shares Outstanding	1,589,176	817,435	105,593,513	113,024,860
Net Asset Value Per Share ($)	18.51	18.17	18.64	18.43

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended November 30, 2017

Investment Income ($):
Income:
Cash dividends (net of $8,480,975 foreign taxes withheld at source):
Unaffiliated issuers	77,401,528
Affiliated issuers	776,609
Interest	11,705
Total Income	78,189,842
Expenses:
Management fee—Note 3(a)	31,247,344
Custodian fees—Note 3(c)	1,006,476
Shareholder servicing costs—Note 3(c)	678,826
Directors’ fees and expenses—Note 3(d)	386,435
Professional fees	239,364
Prospectus and shareholders’ reports	116,623
Distribution fees—Note 3(b)	104,955
Loan commitment fees—Note 2	93,683
Registration fees	77,772
Miscellaneous	140,075
Total Expenses	34,091,553
Less—reduction in fees due to earnings credits—Note 3(c)	(1,097)
Net Expenses	34,090,456
Investment Income—Net	44,099,386
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	81,870,462
Net realized gain (loss) on forward foreign currency exchange contracts	(252,507)
Net Realized Gain (Loss)	81,617,955
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	732,038,713
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(7,625)
Net Unrealized Appreciation (Depreciation)	732,031,088
Net Realized and Unrealized Gain (Loss) on Investments	813,649,043
Net Increase in Net Assets Resulting from Operations	857,748,429

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2017	2016
Operations ($):
Investment income—net	44,099,386	40,273,607
Net realized gain (loss) on investments	81,617,955	2,835,526
Net unrealized appreciation (depreciation) on investments	732,031,088	26,080,367
Net Increase (Decrease) in Net Assets Resulting from Operations	857,748,429	69,189,500
Distributions to Shareholders from ($):
Investment income—net:
Class A	(490,638)	(699,673)
Class I	(18,172,219)	(19,615,394)
Class Y	(20,844,125)	(21,187,977)
Total Distributions	(39,506,982)	(41,503,044)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	9,237,207	6,657,480
Class C	2,309,283	517,554
Class I	260,549,013	182,798,227
Class Y	383,037,695	339,669,932
Distributions reinvested:
Class A	458,846	668,483
Class I	16,849,413	18,219,300
Class Y	11,630,754	12,543,986
Cost of shares redeemed:
Class A	(46,838,849)	(34,242,607)
Class C	(4,035,152)	(4,113,606)
Class I	(222,641,336)	(251,919,455)
Class Y	(353,027,631)	(366,336,080)
Increase (Decrease) in Net Assets from Capital Stock Transactions	57,529,243	(95,536,786)
Total Increase (Decrease) in Net Assets	875,770,690	(67,850,330)
Net Assets ($):
Beginning of Period	3,220,429,531	3,288,279,861
End of Period	4,096,200,221	3,220,429,531
Undistributed investment income—net	42,761,939	38,623,405

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	548,527	456,769
Shares issued for distributions reinvested	30,961	46,649
Shares redeemed	(2,985,380)	(2,347,285)
Net Increase (Decrease) in Shares Outstanding	(2,405,892)	(1,843,867)
Class C
Shares sold	139,978	35,046
Shares redeemed	(251,886)	(285,560)
Net Increase (Decrease) in Shares Outstanding	(111,908)	(250,514)
Class Ia
Shares sold	15,760,725	12,405,061
Shares issued for distributions reinvested	1,133,114	1,266,109
Shares redeemed	(13,441,816)	(17,013,739)
Net Increase (Decrease) in Shares Outstanding	3,452,023	(3,342,569)
Class Ya
Shares sold	23,686,135	23,628,278
Shares issued for distributions reinvested	790,670	881,517
Shares redeemed	(22,002,667)	(25,070,242)
Net Increase (Decrease) in Shares Outstanding	2,474,138	(560,447)

[a]

During the period ended November 30, 2017, 54,975 Class A shares representing $928,287 were exchanged for 54,686 Class I shares, 3,061,109 Class I shares representing $46,356,004 were exchanged for 3,093,641 Class Y shares and during the period ended November 30, 2016, 81,448 Class Y shares representing $1,046,054 were exchanged for 80,219 Class I shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.77	14.66	15.15	15.57	14.13
Investment Operations:
Investment income—net[a]	.10	.13	.16	.19	.17
Net realized and unrealized gain (loss) on investments	3.77	.10	(.50)	(.43)	1.46
Total from Investment Operations	3.87	.23	(.34)	(.24)	1.63
Distributions:
Dividends from investment income—net	(.13)	(.12)	(.15)	(.18)	(.19)
Net asset value, end of period	18.51	14.77	14.66	15.15	15.57
Total Return (%)[b]	26.39	1.62	(2.27)	(1.57)	11.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.27	1.26	1.29	1.30
Ratio of net expenses to average net assets	1.26	1.27	1.26	1.29	1.30
Ratio of net investment income to average net assets	.64	.89	1.08	1.26	1.14
Portfolio Turnover Rate	12.49	10.65	16.52	12.49	2.58
Net Assets, end of period ($ x 1,000)	29,414	59,019	85,618	142,259	284,575

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.49	14.37	14.84	15.26	13.86
Investment Operations:
Investment income—net[a]	.02	.02	.04	.07	.06
Net realized and unrealized gain (loss) on investments	3.66	.10	(.48)	(.42)	1.43
Total from Investment Operations	3.68	.12	(.44)	(.35)	1.49
Distributions:
Dividends from investment income—net	-	-	(.03)	(.07)	(.09)
Net asset value, end of period	18.17	14.49	14.37	14.84	15.26
Total Return (%)[b]	25.40	.83	(2.97)	(2.28)	10.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02	2.04	2.03	2.03	2.04
Ratio of net expenses to average net assets	2.02	2.04	2.03	2.03	2.04
Ratio of net investment income to average net assets	.10	.12	.30	.50	.42
Portfolio Turnover Rate	12.49	10.65	16.52	12.49	2.58
Net Assets, end of period ($ x 1,000)	14,852	13,465	16,952	24,805	35,905

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended November 30,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.88	14.79	15.31	15.73	14.26
Investment Operations:
Investment income—net[a]	.20	.18	.20	.26	.23
Net realized and unrealized gain (loss) on investments	3.74	.10	(.49)	(.45)	1.48
Total from Investment Operations	3.94	.28	(.29)	(.19)	1.71
Distributions:
Dividends from investment income—net	(.18)	(.19)	(.23)	(.23)	(.24)
Net asset value, end of period	18.64	14.88	14.79	15.31	15.73
Total Return (%)	26.81	1.92	(1.90)	(1.24)	12.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.94	.94	.93	.92
Ratio of net expenses to average net assets	.93	.94	.94	.93	.92
Ratio of net investment income to average net assets	1.20	1.21	1.33	1.70	1.54
Portfolio Turnover Rate	12.49	10.65	16.52	12.49	2.58
Net Assets, end of period ($ x 1,000)	1,968,366	1,520,360	1,560,084	2,132,444	2,930,169

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	14.72	14.63	15.15	15.72	14.49
Investment Operations:
Investment income—net[b]	.20	.19	.22	.14	.06
Net realized and unrealized gain (loss) on investments	3.70	.09	(.51)	(.48)	1.17
Total from Investment Operations	3.90	.28	(.29)	(.34)	1.23
Distributions:
Dividends from investment income—net	(.19)	(.19)	(.23)	(.23)	-
Net asset value, end of period	18.43	14.72	14.63	15.15	15.72
Total Return (%)	26.80	1.97	(1.89)	(2.20)	8.49[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.91	.91	.91	.91[d]
Ratio of net expenses to average net assets	.91	.91	.91	.91	.91[d]
Ratio of net investment income to average net assets	1.22	1.27	1.44	.90	.93[d]
Portfolio Turnover Rate	12.49	10.65	16.52	12.49	2.58
Net Assets, end of period ($ x 1,000)	2,083,569	1,627,586	1,625,626	1,105,489	1

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

International Stock Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increased from 600 million to 700 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (200 million shares authorized), Class T (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2017 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks	190,791,688	3,810,967,035†	-	4,001,758,723
Registered Investment Company	90,621,850	-	-	90,621,850
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(57)	-	(57)

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized (depreciation) at period end.

At November 30, 2017, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

24

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2017, the fund did not incur any interest or penalties.

25

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended November 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $42,761,939, accumulated capital losses $9,649,791 and unrealized appreciation $1,098,357,768.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2017. If not applied, $9,649,791 of the carryover expires in fiscal year 2019.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2017 and November 30, 2016 were as follows: ordinary income $39,506,982 and $41,503,044, respectively.

During the period ended November 30, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and class action proceeds, the fund decreased accumulated undistributed investment income-net by $453,870 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In

26

connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of the value of the fund’s average daily net assets.

During the period ended November 30, 2017, the Distributor retained $6,088 from commissions earned on sales of the fund’s Class A shares and $203 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2017, Class C shares were charged $104,955 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2017, Class A and Class C shares were charged $85,961 and $34,985, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2017, the fund was charged $16,931 for transfer agency services and $1,097 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $1,097.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2017, the fund was charged $1,006,476 pursuant to the custody agreement.

During the period ended November 30, 2017, the fund was charged $11,233 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $2,864,608, Distribution Plan fees $9,295, Shareholder Services Plan fees $8,975, custodian fees $286,000, Chief Compliance Officer fees $7,472 and transfer agency fees $5,572.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2017, amounted to $515,332,593 and $445,144,763, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement,

28

the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at November 30, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

At November 30, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(57)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(57)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(57)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of November 30, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
National Australia Bank	(57)		-	-	(57)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2017:

Average Market Value ($)
Forward contracts	6,649,805

At November 30, 2017, the cost of investments for federal income tax purposes was $2,994,228,718; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,098,151,855, consisting of $1,214,424,794 gross unrealized appreciation and $116,272,939 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
International Stock Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, of International Stock Fund (one of the series comprising Strategic Funds, Inc.) (the Fund), as of November 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Stock Fund at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York
January 25, 2018

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IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended November 30, 2017:

- the total amount of taxes paid to foreign countries was $8,480,975

- the total amount of income sourced from foreign countries was $85,882,504.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018. For the fiscal year ended November 30, 2017, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $39,506,982 represents the maximum amount that may be considered qualified dividend income.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on October 30-31, 2017, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians in the two-, three- and ten-year periods and below the medians in the one-, four and five-year periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median, and considered that the fund’s performance was positive in all periods shown. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and considered that the fund’s performance was above the benchmark for seven of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The

34

consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Joni Evans (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

Ehud Houminer (77)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (54)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 100

———————

Burton N. Wallack (67)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 22

———————

Benaree Pratt Wiley (71)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

38

INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

40

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

41

For More Information

International Stock Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Walter Scott & Partners Limited
(Walter Scott)
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DISAX Class C: DISCX Class I: DISRX Class Y: DISYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6155AR1117

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).  Ehud Houminer is independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $228,065 in 2016 and $162,936 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,150       in 2016 and $48,152 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $24,129 in 2016 and $15,841 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $312 in 2016 and $356 in 2017.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017..

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,065,758 in 2016 and $31,197,139 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 25, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 25, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)